                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


Date of Report (date of earliest event reported):  February 29, 1996


                         Central Bancorporation, Inc.
--------------------------------------------------------------------------------
            (Exact name of registrant as specified in its charter)


      Texas                   0-15732                      75-1653291
--------------------------------------------------------------------------------
 (State or other      (Commission File Number            I.R.S. Employer
 jurisdiction of                                         Identification
 incorporation)                                             Number)


                  777 West Rosedale, Fort Worth, Texas  76104
--------------------------------------------------------------------------------
                   (Address of principal executive offices)



Registrant's telephone number, including area code:  (817) 347-8800



                                Not applicable
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report)

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

          At the close of business on February 29, 1996, Central Bancorporation, Inc. ("CBI") acquired First American Savings Bank, S.S.B., a Texas savings bank with its principal offices in Bedford, Texas ("First American"), pursuant to an Agreement and Plan of Reorganization between CBI and First American and joined in by Patsy R. Smith, dates November 9, 1995 (the "Agreement").

          Under the Agreement, Central Bancorporation of Delaware, Inc. ("CBI of Delaware"), a wholly-owned subsidiary of CBI, formed a new bank subsidiary ("New Bank") which was merged with and into First American (the "Merger"). Pursuant to the Merger, the resulting bank acquired all of the assets and assumed all of the liabilities of the constituent banks. In connection with the Merger, the shareholders of First American received cash in the amount of $20,093,094 in exchange for their shares of common stock of First American. The purchase price paid by CBI for First American pursuant to the Merger was approximately one hundred seventy-eight percent (178%) of the book value of First American as of October 31, 1995.

          First American, as a wholly-owned subsidiary of CBI of Delaware, is currently conducting its banking activities from its principal office located in Bedford, Texas and three (3) branch locations. Upon receipt of all necessary regulatory approvals, First American will be merged with and into Central Bank & Trust, another wholly-owned subsidiary of CBI of Delaware. This merger is anticipated to occur in April 1996.

          CBI financed the acquisition by borrowing $9,500,000 on its revolving line of credit with Frost National Bank, San Antonio, Texas. The balance of the purchase price was financed from internally-generated funds.

          There exists no material relationship between First American and CBI, or any of its affiliates, any director or officer of CBI, or any associate of any such director or officer.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

    (a)  Financial Statements

         Audited financial statements of First American, if determined to be required by Rule 3-05 of Regulation S-X, will be filed within sixty
         (60) days.

    (b) Proforma financial statements and applicable industry guide 3 disclosures will be filed within sixty (60) days.

    (c)  Exhibits

         The following exhibits are included with this Form 8-K in accordance with the provisions of Item 601 of Regulation S-K:

         Exhibits:

         2.01 Agreement and Plan of Reorganization by and between Central Bancorporation, Inc. and First American Savings Bank, S.S.B. and joined in by Patsy R. Smith, dated November 9, 1995 *

         2.02 Agreement and Plan of Merger between New Bedford Bank, S.S.B. and First American Savings Bank, S.S.B. and joined in by CBI, dated January 23, 1996 *

___________________________________

         *       Filed herewith.

                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      CENTRAL BANCORPORATION, INC.


Dated:  March 15, 1996                /s/ Michael J. Tyler
                                      ---------------------------------------
                                      Michael J Tyler, Senior Vice President
                                      and Chief Financial Officer

                                                                    EXHIBIT 2.01

================================================================================



                     AGREEMENT AND PLAN OF REORGANIZATION

                                BY AND BETWEEN

                         CENTRAL BANCORPORATION, INC.
                               FORT WORTH, TEXAS

                                      AND

                      FIRST AMERICAN SAVINGS BANK, S.S.B.
                                BEDFORD, TEXAS

                               AND JOINED IN BY
                                PATSY R. SMITH



                         Dated as of November 9, 1995



================================================================================

                               TABLE OF CONTENTS

ARTICLE I. ACQUISITION OF THE BANK BY CBI................................................         2
     SECTION 1.01  Merger of the New Bank with and into the Bank.........................         2
                   ---------------------------------------------
     SECTION 1.02  Effects of the Merger.................................................         2
                   ---------------------
     SECTION 1.03  Articles of Incorporation and Bylaws..................................         2
                   ------------------------------------
     SECTION 1.04  Directors and Officers................................................         2
                   ----------------------
     SECTION 1.05  Conversion of the Bank Stock..........................................         2
                   ----------------------------
     SECTION 1.06  Shareholders' Meeting.................................................         3
                   ---------------------
     SECTION 1.07  Delivery of Consideration.............................................         4
                   -------------------------

ARTICLE II. THE CLOSING, THE CLOSING DATE AND THE EFFECTIVE DATE.........................         4
     SECTION 2.01  Time and Place of the Closing and Closing Date........................         4
                   ----------------------------------------------
     SECTION 2.02  Actions to be Taken at the Closing by the Bank........................         5
                   ----------------------------------------------
     SECTION 2.03  Actions to be Taken at the Closing by CBI.............................         6
                   -----------------------------------------
     SECTION 2.04  Further Assurances....................................................         7
                   ------------------
     SECTION 2.05  Effective Date........................................................         8
                   --------------

ARTICLE III. REPRESENTATIONS AND WARRANTIES OF THE BANK AND SMITH........................         8
     SECTION 3.01  Organization and Qualification........................................         8
                   ------------------------------
     SECTION 3.02  Execution and Delivery................................................         8
                   ----------------------
     SECTION 3.03  Capitalization........................................................         9
                   --------------
     SECTION 3.04  Compliance with Laws, Permits and Instruments.........................         9
                   ---------------------------------------------
     SECTION 3.05  Financial Statements..................................................        10
                   --------------------
     SECTION 3.06  Undisclosed Liabilities...............................................        10
                   -----------------------
     SECTION 3.07  Litigation............................................................        11
                   ----------
     SECTION 3.08  Consents and Approvals................................................        11
                   ----------------------
     SECTION 3.09  Title to Assets.......................................................        11
                   ---------------
     SECTION 3.10  Absence of Certain Changes or Events..................................        11
                   ------------------------------------
     SECTION 3.11  Leases, Contracts and Agreements......................................        14
                   --------------------------------
     SECTION 3.12  Taxes.................................................................        14
                   -----
     SECTION 3.13  Insurance.............................................................        15
                   ---------
     SECTION 3.14  No Adverse Change.....................................................        15
                   -----------------
     SECTION 3.15  Patents, Trademarks and Copyrights....................................        16
                   ----------------------------------
     SECTION 3.16  Transactions with Certain Persons and Entities........................        16
                   ----------------------------------------------
     SECTION 3.17  Evidences of Indebtedness.............................................        16
                   -------------------------
     SECTION 3.18  Condition of Assets...................................................        16
                   -------------------
     SECTION 3.19  Environmental Compliance..............................................        17
                   ------------------------
     SECTION 3.20  Regulatory Compliance.................................................        17
                   ---------------------
     SECTION 3.21  Absence of Certain Business Practices.................................        18
                   -------------------------------------
     SECTION 3.22  Proxy Statement.......................................................        18
                   ---------------
     SECTION 3.23  Dissenting Shareholders...............................................        18
                   -----------------------
     SECTION 3.24  Books and Records.....................................................        18
                   -----------------
     SECTION 3.25  Forms of Instruments, Etc.............................................        19
                   -------------------------
     SECTION 3.26  Fiduciary Responsibilities............................................        19
                   --------------------------
     SECTION 3.27  Guaranties............................................................        19
                   ----------
     SECTION 3.28  Voting Trust or Buy-Sell Agreements...................................        19
                   -----------------------------------
     SECTION 3.29  Employee Relationships................................................        19
                   ----------------------
     SECTION 3.30  Employee Benefit Plans................................................        19
                   ----------------------

                                      (i)

     SECTION 3.31  Ownership of Business Assets..........................................        21
                   ----------------------------
     SECTION 3.32  Representations Not Misleading........................................        21
                   ------------------------------

ARTICLE IV. REPRESENTATIONS AND WARRANTIES OF CBI........................................        21
     SECTION 4.01  Organization and Qualification........................................        21
                   ------------------------------
     SECTION 4.02  Execution and Delivery................................................        21
                   ----------------------
     SECTION 4.03  Compliance with Laws, Permits and Instruments.........................        22
                   ---------------------------------------------
     SECTION 4.04  Litigation............................................................        22
                   ----------
     SECTION 4.05  Consents and Approvals................................................        22
                   ----------------------
     SECTION 4.06  Proxy Statement.......................................................        22
                   ---------------
     SECTION 4.07  Representations Not Misleading........................................        23
                   ------------------------------

ARTICLE V. COVENANTS OF THE BANK.........................................................        23
     SECTION 5.01  Best Efforts..........................................................        23
                   ------------
     SECTION 5.02  Merger Agreement......................................................        23
                   ----------------
     SECTION 5.03  Affiliate Merger......................................................        23
                   ----------------
     SECTION 5.04  Information for Applications..........................................        23
                   ----------------------------
     SECTION 5.05  Required Acts of the Bank.............................................        24
                   -------------------------
     SECTION 5.06  Prohibited Acts of the Bank...........................................        25
                   ---------------------------
     SECTION 5.07  Access; Pre-Closing Investigation.....................................        29
                   ---------------------------------
     SECTION 5.08  Invitations to and Attendance at Directors' and Committee Meetings....        29
                   ------------------------------------------------------------------
     SECTION 5.09  Additional Financial Statements.......................................        30
                   -------------------------------
     SECTION 5.10  Untrue Representations................................................        30
                   ----------------------
     SECTION 5.11  Litigation and Claims.................................................        30
                   ---------------------
     SECTION 5.12  Adverse Changes.......................................................        30
                   ---------------
     SECTION 5.13  No Negotiation with Others............................................        30
                   --------------------------
     SECTION 5.14  Consents and Approvals................................................        31
                   ----------------------
     SECTION 5.15  Environmental Investigation; Right to Terminate Agreement.............        31
                   ---------------------------------------------------------
     SECTION 5.16  Proxies...............................................................        33
                   -------

ARTICLE VI. COVENANTS OF CBI.............................................................        33
     SECTION 6.01  Best Efforts..........................................................        33
                   ------------
     SECTION 6.02  Incorporation and Organization of New Bank............................        33
                   ------------------------------------------
     SECTION 6.03  Merger Agreement......................................................        33
                   ----------------
     SECTION 6.04  Information for Applications..........................................        34
                   ----------------------------
     SECTION 6.05  Acts of New Bank......................................................        34
                   ----------------
     SECTION 6.06  Untrue Representations................................................        34
                   ----------------------
     SECTION 6.07  Litigation and Claims.................................................        34
                   ---------------------
     SECTION 6.08  Regulatory and Other Approvals........................................        34
                   ------------------------------
     SECTION 6.09  Adverse Change........................................................        35
                   --------------

ARTICLE VII. CONDITIONS PRECEDENT TO THE OBLIGATIONS OF THE BANK.........................        35
     SECTION 7.01  Compliance with Representations, Warranties and Agreements............        35
                   ----------------------------------------------------------
     SECTION 7.02  Shareholder Approvals.................................................        35
                   ---------------------
     SECTION 7.03  Government and Other Approvals........................................        35
                   ------------------------------
     SECTION 7.04  No Litigation.........................................................        36
                   -------------
     SECTION 7.05  Opinion of Legal Counsel to CBI.......................................        36
                   -------------------------------

ARTICLE VIII. CONDITIONS PRECEDENT TO THE OBLIGATIONS OF CBI.............................        36

                                     (ii)

     SECTION 8.01  Compliance with Representations, Warranties and Agreements............        36
                   ----------------------------------------------------------
     SECTION 8.02  Shareholder Approvals.................................................        37
                   ---------------------
     SECTION 8.03  Government and Other Approvals........................................        37
                   ------------------------------
     SECTION 8.04  No Litigation.........................................................        37
                   -------------
     SECTION 8.05  Opinion of Legal Counsel to the Bank..................................        37
                   ------------------------------------
     SECTION 8.06  Accounting Treatment..................................................        38
                   --------------------
     SECTION 8.07  Releases and Resignations.............................................        38
                   -------------------------
     SECTION 8.08  No Material Adverse Change............................................        38
                   --------------------------
     SECTION 8.09  Special Assessment on the Bank's Deposits.............................        38
                   -----------------------------------------

ARTICLE IX. TERMINATION AND ABANDONMENT..................................................        38
     SECTION 9.01  Right of Termination..................................................        38
                   --------------------
     SECTION 9.02  Notice of Termination.................................................        39
                   ---------------------
     SECTION 9.03  Effect of Termination.................................................        39
                   ---------------------

ARTICLE X. SURVIVAL; INDEMNIFICATION.....................................................        39
     SECTION 10.01  Survival of Representations and Warranties...........................        40
                    ------------------------------------------
     SECTION 10.02  Indemnification......................................................        40
                    ---------------
     SECTION 10.03  Procedure for Indemnification........................................        40
                    -----------------------------
     SECTION 10.04  Limitation on Indemnity with Respect to Time.........................        41
                    --------------------------------------------
     SECTION 10.04  Arbitration..........................................................        41
                    -----------

ARTICLE XI. CONFIDENTIAL INFORMATION.....................................................        41
     SECTION 11.01  Definition of "Recipient," "Disclosing Party," "Representative"
                    -------------------------------------------------------------------
                    and "Person"                                                                 41
                    -----------
     SECTION 11.02  Definition of "Subject Information"..................................        41
                    -----------------------------------
     SECTION 11.03  Confidentiality......................................................        42
                    ---------------
     SECTION 11.04  Securities Law Concerns..............................................        42
                    -----------------------
     SECTION 11.05  Return of Subject Information........................................        42
                    -----------------------------
     SECTION 11.06  Specific Performance/Injunctive Relief...............................        42
                    --------------------------------------

ARTICLE XII. MISCELLANEOUS...............................................................        43
     SECTION 12.01  Expenses.............................................................        43
                    --------
     SECTION 12.02  Brokerage Fees and Commissions.......................................        43
                    ------------------------------
     SECTION 12.03  Entire Agreement.....................................................        43
                    ----------------
     SECTION 12.04  Further Cooperation..................................................        43
                    -------------------
     SECTION 12.05  Severability.........................................................        44
                    ------------
     SECTION 12.06  Notices..............................................................        44
                    -------
     SECTION 12.07  GOVERNING LAW........................................................        45
                    -------------
     SECTION 12.08  Multiple Counterparts................................................        45
                    ---------------------
     SECTION 12.09  Certain Definitions..................................................        46
                    -------------------
     SECTION 12.10  Specific Performance.................................................        47
                    --------------------
     SECTION 12.11  Attorneys' Fees and Costs............................................        47
                    -------------------------
     SECTION 12.12  Rules of Construction................................................        47
                    ---------------------
     SECTION 12.13  Binding Effect.......................................................        47
                    --------------
     SECTION 12.14  Public Disclosure....................................................        48
                    -----------------
     SECTION 12.15  Extension; Waiver....................................................        48
                    -----------------
     SECTION 12.16  Amendments...........................................................        48
                    ----------

                                     (iii)

                                    EXHIBITS
                                    --------

Exhibit "A"     -    Merger Agreement
-----------
Exhibit "B"     -    Voting Agreement and Irrevocable Proxy
-----------
Exhibit "C"     -    Opinion of Counsel to CBI
-----------
Exhibit "D"     -    Opinion of Counsel to the Bank
-----------
Exhibit "E"     -    Form of Release to Be Executed By Directors
-----------
Exhibit "F"     -    Form of Release to Be Executed By Officers
-----------

                                   SCHEDULES
                                   ---------

Schedule 3.01   -    Subsidiaries and Affiliates
Schedule 3.04   -    Compliance with Laws, Permits and Instruments
Schedule 3.05   -    Special or Nonrecurring Income
Schedule 3.06   -    Undisclosed Liabilities
Schedule 3.07   -    Litigation
Schedule 3.08   -    Consents and Approvals
Schedule 3.09   -    Liens, Mortgages, Security Interests and Encumbrances
Schedule 3.10   -    Certain Changes or Events
Schedule 3.11   -    Contracts
Schedule 3.12   -    Tax Matters
Schedule 3.13   -    Insurance Matters
Schedule 3.16   -    Transactions With Insiders
Schedule 3.17   -    Credit Information
Schedule 3.18   -    Condition of Assets
Schedule 3.19   -    Environmental Compliance
Schedule 3.20   -    Regulatory Compliance
Schedule 3.29   -    Employee Relationships
Schedule 3.30   -    Employee Benefit Plans
Schedule 4.05   -    Consents and Approvals
Schedule 5.08   -    Designees of CBI
Schedule 5.16   -    Proxies

                                     (iv)

                     AGREEMENT AND PLAN OF REORGANIZATION
                     ------------------------------------


          This AGREEMENT AND PLAN OF REORGANIZATION (this "Agreement") is made and entered into as of the 9th day of November, 1995, by and between Central Bancorporation, Inc., a Texas corporation and registered bank holding company with its principal offices in Fort Worth, Texas ("CBI"), and First American Savings Bank, S.S.B., a Texas savings bank with its principal offices in Bedford, Texas (the "Bank"), and joined by Patsy R. Smith, individually and as a shareholder of the Bank ("Smith").

                             W I T N E S S E T H:
                             -------------------

          WHEREAS, the Bank is a Texas savings bank duly organized and existing under the laws of the State of Texas and has, and will have as of the Effective Date (as defined herein), 1,000,000 shares of common stock, par value $8.00 per share, authorized (the "Bank Stock"), of which 343,680 shares are issued and outstanding;

          WHEREAS, this Agreement provides for the incorporation and organization of an interim Texas savings bank (the "New Bank") as a wholly-owned subsidiary of CBI in order for CBI to acquire the Bank Stock through the merger of the New Bank with and into the Bank (the "Merger");

          WHEREAS, CBI and the Bank believe that the Merger, as provided for, and subject to the terms and conditions set forth in, this Agreement and all exhibits, schedules and supplements hereto, is in the best interests of CBI and the Bank and their respective shareholders;

          WHEREAS, CBI and the Bank desire to set forth certain representations, warranties and covenants made by each to the other as an inducement to the execution and delivery of this Agreement and certain additional agreements related to the transactions contemplated hereby;

          WHEREAS, the respective boards of directors of CBI and the Bank have approved this Agreement and the proposed transactions substantially on the terms and conditions set forth in this Agreement and have authorized the execution hereof; and

          WHEREAS, Smith has joined in this Agreement for certain limited purposes set forth herein;

          NOW, THEREFORE, for and in consideration of the foregoing and of the mutual representations, warranties, covenants and agreements contained in this Agreement, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and subject to the conditions set forth below, the parties hereto undertake, promise, covenant and agree with each other as follows:

                                   ARTICLE I.
                         ACQUISITION OF THE BANK BY CBI

          SECTION 1.01  Merger of the New Bank with and into the Bank.  Subject
                        ---------------------------------------------
to the terms and conditions of this Agreement and the Agreement and Plan of Merger to be entered into between the Bank and the New Bank (the "Merger Agreement"), attached hereto as Exhibit "A", CBI and the Bank shall exercise all
                                -----------
reasonable efforts to cause the New Bank to be merged with and into the Bank pursuant to the provisions of Tex. Rev. Civ. Stat. Ann. art. 489e (S) 3.03 (West Supp. 1995) ("Article 489e").

          SECTION 1.02  Effects of the Merger.  The Merger shall have the
                        ---------------------
effects set forth in Article 489e. At the Effective Date (as defined in Section 2.05), the corporate existence of the New Bank and the Bank shall be merged into and continued in the bank resulting from the Merger (the "Resulting Bank"), the separate corporate existence of the Bank and the New Bank shall cease and the Resulting Bank shall be deemed to be the same corporation as the New Bank and the Bank. The name of the Resulting Bank shall be "First American Savings Bank, S.S.B." The existing offices and facilities of the Bank immediately preceding the Merger shall be the principal offices and facilities of the Resulting Bank following the Merger. At the Effective Date, except as expressly provided to the contrary herein, all property of the New Bank and the Bank, including its rights, titles and interests in and to all property of whatever kind, whether real, personal or mixed and things in action, and every right, privilege, interest and asset of any conceivable value or benefit then existing or pertaining to the New Bank or the Bank, or which would inure to either the New Bank or the Bank, immediately by operation of law and without any conveyance or transfer and without any further act or deed will vest in the Resulting Bank.
At the Effective Date, the Resulting Bank will succeed to all the rights, obligations and relations of the New Bank and the Bank.

          SECTION 1.03  Articles of Incorporation and Bylaws.  The Articles of
                        ------------------------------------
Incorporation and Bylaws, respectively, of the Resulting Bank shall be as set forth in the Merger Agreement.

          SECTION 1.04  Directors and Officers.  The directors and officers of
                        ----------------------
the Bank at the Effective Date shall be as set forth in the Merger Agreement.

          SECTION 1.05  Conversion of the Bank Stock.  At the Effective Date:
                        ----------------------------

               A. All holders of shares of the Bank Stock shall be entitled to receive from CBI, as of the Effective Date, an amount equal to $20,100,000 divided by the number of shares of Bank Stock issued and outstanding as of the Effective Date, for each share of Bank Stock owned by such holder at the Effective Date (the "Merger Consideration"), provided, however, that (i) if the Closing Date occurs after March 31, 1996, the Merger Consideration shall increase an amount equal to $5,000 divided by the number of shares of Bank Stock issued and outstanding as of the Effective Date, for each day from April 1, 1996, until the Closing Date, and (ii) if the amount of all payments, if any (the "Consulting

          Payments"), due and payable to Alex Sheshunoff and Company ("Sheshunoff") pursuant to the terms of that certain Consulting Agreement, dated to be effective June 28, 1995, between the Bank and Sheshunoff (the "Consulting Agreement") should exceed $350,000, the amount of the Merger Consideration shall be decreased by 66% of the amount by which such Consulting Payments exceed $350,000 divided by the number of shares of Bank Stock issued and outstanding as of the Effective Date.

               B. The number of shares of the common stock of the Bank outstanding at the Effective Date shall, at the Effective Date and by virtue of the Merger and without any action on the part of CBI or any other party as holder thereof, be converted into a like number of shares of common stock of the Resulting Bank with a par value of $8.00 per share, with the effect that the number of shares of the common stock of the Resulting Bank outstanding immediately after the Effective Date shall be equal to the aggregate number of shares of the Bank Stock outstanding immediately before the Effective Date. The authorized number of shares of common stock of the Resulting Bank shall be the same as the authorized number of shares of Bank Stock immediately prior to the Effective Date.

               C. The shares of the Bank Stock issued and outstanding at the Effective Date shall, by operation of law and without any action on the part of the holder thereof, unless dissenters' rights under applicable law are being perfected with respect thereto, be converted into the right to receive the consideration set forth in Section 1.05(A).

               D. On or following the Effective Date, each holder of the Bank Stock shall be required to surrender its shares of Bank Stock to the Bank, which shall act as exchange agent (the "Exchange Agent"), and upon such surrender, each such holder shall be entitled to receive from CBI an amount of cash as determined pursuant to Section 1.05(A). Until so surrendered, each such outstanding certificate representing shares of the Bank Stock shall be deemed for all purposes, subject only to dissenters' rights under applicable law, to evidence solely the right to receive such consideration from CBI described in Section 1.05(A).

          SECTION 1.06 Shareholders' Meeting. The Bank, acting through its Board
                       ---------------------
 of Directors (the "Bank Board"), shall, in accordance with applicable law:

               A. Duly call, give notice of, convene and hold a meeting of its shareholders (the "Shareholders' Meeting") as soon as practicable for the purpose of approving and adopting the Merger and the Merger Agreement and the transactions contemplated hereby and thereby;

               B. Require that the vote of the shareholders of the Bank to approve the Merger and the Merger Agreement be no more than a majority of the shares of Bank Stock entitled to vote;

               C. Subject to its fiduciary duties to the shareholders of the Bank, include in the Proxy Statement (defined in Section 1.06(D)) the recommendation of the Bank Board that the shareholders of the Bank vote in favor of the approval and adoption of the Merger and the Merger Agreement and the transactions contemplated hereby and thereby; and

               D. Cause the Proxy Statement to be mailed to the shareholders of the Bank as soon as practicable, and use all reasonable efforts to obtain the approval and adoption of the Merger and the Merger Agreement by the holders of at least a majority of the Bank Stock entitled to vote on the Merger and the Merger Agreement. The letter to shareholders, notice of meeting, proxy statement and form of proxy to be distributed to shareholders in connection with the Merger and the Merger Agreement shall be in form and substance reasonably satisfactory to CBI and are collectively referred to herein as the "Proxy Statement."

         SECTION 1.07 Delivery of Consideration. The Exchange Agent shall send
                      -------------------------
to each holder of the Bank Stock a letter of transmittal for use in exchanging such holder's certificates for the consideration set forth in Section 1.05(A). The Bank shall forward letters of transmittal to each of the shareholders of the Bank, addressed to the most current address of such shareholders according to the records of the Bank, at least twenty (20) days prior to the Closing Date unless the Bank and CBI shall mutually agree to send such letters at a later date. If a holder of the Bank Stock surrenders the certificates representing shares of such stock and a properly executed letter of transmittal to the Exchange Agent at least ten (10) days prior to the Closing Date, then on the Closing Date, CBI shall pay to such shareholder the consideration set forth in
Section 1.05(A), with respect to such shares of Bank Stock. If a holder of the Bank Stock surrenders the certificates representing shares of such stock and a properly executed letter of transmittal to the Exchange Agent at any time after ten (10) days prior to the Closing Date, then promptly, and in no event later than ten (10) days after receipt of such certificates and letter of transmittal, CBI shall pay to such shareholder the consideration set forth in Section 1.05(A), with respect to such shares of Bank Stock. If any record shareholder of the Bank is unable to locate any certificate evidencing the Bank Stock, such shareholder shall submit an Indemnity Agreement to the Exchange Agent in a form acceptable to CBI in lieu of such certificate. Notwithstanding the foregoing, neither the Exchange Agent nor any other party to this Agreement shall be liable to any holder of certificates representing the Bank Stock for any amount paid to a public official pursuant to any applicable abandoned property, escheat or similar law. No interest shall be payable with respect to the payment of the Merger Consideration.


                                  ARTICLE II.
             THE CLOSING, THE CLOSING DATE AND THE EFFECTIVE DATE

     SECTION 2.01  Time and Place of the Closing and Closing Date.  On a date
                   ----------------------------------------------
determined by CBI within ten (10) business days after the receipt of all necessary regulatory, corporate and other approvals and the expiration of any mandatory statutory or regulatory waiting periods (herein called the "Closing Date"), a meeting (the "Closing") will take place at which the parties to this Agreement will exchange certificates, opinions, letters and other documents in order to determine whether all of the conditions set forth in Articles VII and VIII of this Agreement have been satisfied or waived or whether any condition exists that would permit a party to this Agreement to terminate this Agreement. If no such condition then exists or if no party elects to exercise any right it may have to terminate this Agreement, then and thereupon the appropriate parties shall execute such documents and instruments as may be necessary or appropriate in order to effect the transactions contemplated by this Agreement.

     The Closing shall take place at the fourth floor conference room of the Bank located at 1903 Central Drive, Bedford, Texas 76021 on the Closing Date, or at such other place to which the parties may agree.

     SECTION 2.02  Actions to be Taken at the Closing by the Bank.  At the
                   ----------------------------------------------
Closing, the Bank shall execute and acknowledge (where appropriate) and deliver to CBI such documents and certificates reasonably necessary to carry out the terms and provisions of this Agreement, including without limitation, the following (all of such actions constituting conditions precedent to CBI's obligations to close hereunder):

          A. True, correct and complete copies of the Articles of Incorporation of the Bank and all amendments thereto, duly certified as of a recent date by the Texas Savings and Loan Department of Texas (the "TSLD");

          B. A certificate to do business, dated as of a recent date, issued by the TSLD, duly certifying as to the authority of the Bank to transact the business of banking under the laws of the State of Texas;

          C. A certificate of good standing, dated as of a recent date, issued by the Texas Comptroller of Public Accounts, duly certifying as to the good standing of the Bank in the State of Texas;

          D. A certificate, dated as of a recent date, issued by the Federal Deposit Insurance Corporation (the "FDIC"), duly certifying that the deposits of the Bank are insured by the FDIC pursuant to the Federal Deposit Insurance Act (the "FDIA");

          E. A certificate, dated as of the Closing Date, executed by the Secretary or an Assistant Secretary of the Bank, pursuant to which such officer shall certify (a) the due adoption by the Bank Board of corporate resolutions attached to such certificate authorizing the execution and delivery of this Agreement and the other agreements and documents contemplated hereby, including, but not limited to, the Merger Agreement, and the taking of all actions contemplated hereby and thereby; (b) the due adoption by the shareholders of the Bank of resolutions authorizing the Merger and the execution and delivery of the Merger Agreement and the other agreements and documents contemplated hereby and the taking of all actions contemplated hereby and thereby; (c) the incumbency and true signatures of those officers of the Bank duly authorized to act on its behalf in connection with the transactions contemplated by this Agreement and to execute and deliver this Agreement and other agreements and documents contemplated hereby and the taking of all actions contemplated hereby and thereby on behalf of the Bank, and (d) that the copy of the Bylaws of the Bank attached to such certificate is true and correct and such Bylaws have not been amended except as reflected in such copy;

          F. A certificate, dated as of the Closing Date, executed by the President of the Bank or the Chairman of the Bank Board, pursuant to which the Bank shall certify that all of the representations and warranties made in Article III of this Agreement are true and correct on and as of the date of such certificate as if made on such date and that except as expressly permitted by this Agreement there shall have been no Material Adverse Change (as defined in Section 12.09) since September 30, 1995;

          G. All consents reasonably required to be obtained by the Bank from third parties to consummate the transactions contemplated by this Agreement, including, but not limited to, those listed on Schedule 3.08;

          H. An opinion of counsel to the Bank in accordance with this Agreement; and

          I. All other documents reasonably required to be delivered to CBI by the Bank under the provisions of this Agreement, and all other documents, certificates and instruments as are reasonably requested by CBI or its counsel.

     SECTION 2.03  Actions to be Taken at the Closing by CBI.  At the Closing,
                   -----------------------------------------
CBI shall execute and acknowledge (as appropriate) and deliver to the Bank such documents and certificates reasonably necessary to carry out the terms and provisions of this Agreement, including without limitation, the following (all of such actions constituting conditions precedent to the Bank's obligations to close hereunder):

          A. True, correct and complete copies of CBI's Articles of Incorporation and all amendments thereto, duly certified as of a recent date by the Secretary of State of the State of Texas;

          B. True, correct and complete copies of the Articles of Incorporation and all amendments thereto, of the New Bank, duly certified as of a recent date by the TSLD;

          C. Good standing and existence certificates for CBI and the New Bank, dated as of a recent date, issued by the appropriate state officials, duly certifying as to the existence and good standing of CBI and the New Bank in the State of Texas;

          D. A certificate, dated as of the Closing Date, executed by the Secretary or an Assistant Secretary of CBI pursuant to which such officer shall certify (a) the due adoption by the Board of Directors of CBI of corporate resolutions attached to such certificate authorizing the execution and delivery of this Agreement and the other agreements and documents contemplated hereby and the taking of all actions contemplated hereby and thereby; (b) the incumbency and true signatures of those officers of CBI duly authorized to act on its behalf in connection with the transactions contemplated by this Agreement and to execute and deliver this Agreement and other agreements and documents contemplated hereby and the taking of all actions contemplated hereby and thereby on behalf of CBI, and
     (c) that the copy of the Bylaws of CBI attached to such certificate is true and correct and such Bylaws have not been amended except as reflected in such copy;

          E. A certificate, dated as of the Closing Date, executed by the Secretary or an Assistant Secretary of the New Bank, pursuant to which such officer shall certify (a) the due adoption by the Board of Directors of the New Bank of corporate resolutions attached to such certificate authorizing the execution and delivery of the Merger Agreement and the taking of all actions contemplated thereby; (b) the due adoption by the sole shareholder of the New Bank of resolutions authorizing the Merger and the execution and delivery of the Merger Agreement and the other agreements and documents contemplated hereby and the taking of all actions contemplated hereby and thereby; (c) the incumbency and true signatures of those officers of the New Bank duly authorized to act on its behalf in connection with the transactions contemplated by the Merger Agreement and to execute and deliver the Merger Agreement and the taking of all actions contemplated thereby on behalf of the New Bank; and (d) that the copy of the Bylaws of the New Bank attached to such certificate is true and correct and such Bylaws have not been amended except as reflected in such copy;

          F. A certificate, dated as of the Closing Date, executed by a duly authorized officer of CBI, pursuant to which CBI shall certify that all of the representations and warranties made in Article IV of this Agreement are true and correct on and as of the date of such certificate as if made on such date;

          G. All consents reasonably required to be obtained by CBI from third parties to consummate the transactions contemplated by this Agreement, including, but not limited to, those listed on Schedule 4.05;

          H.   An opinion of counsel to CBI in accordance with this Agreement;

          I. Written verification, in form and substance reasonably acceptable to Smith and the Bank, of the availability of the funds to timely deliver, at the Closing, the Merger Consideration; and

          J. All other documents reasonably required to be delivered to the Bank by CBI under the provisions of this Agreement, and all other documents, certificates and instruments as are reasonably requested by the Bank or its counsel.

     SECTION 2.04  Further Assurances.  At any time and from time to time after
                   ------------------
the Closing, at the request of any party to this Agreement and without further consideration, any party so requested will execute and deliver such other instruments and take such other action as the requesting party may reasonably deem necessary or desirable in order to effectuate the transactions contemplated hereby. In the event that, at any time after the Closing, any further action is reasonably necessary or desirable to carry out the purposes of this Agreement, each party hereto shall take or cause to be taken all such action.

     SECTION 2.05  Effective Date.  The "Effective Date" as that term is used in
                   --------------
this Agreement means the effective date of the Merger under the Merger
Agreement.


                                 ARTICLE III.
                        REPRESENTATIONS AND WARRANTIES
                             OF THE BANK AND SMITH

     The Bank and Smith hereby make the representations and warranties set forth in this Article III to CBI, provided, however, that, with respect to the representations and warranties other than those contained in Sections 3.01, 3.02, 3.03, 3.08, 3.23, 3.28 and 3.31, such representations and warranties are made to the knowledge of Smith. As used in the preceding sentence, the phrase "to the knowledge of Smith" means the actual knowledge of Smith, excluding any constructive knowledge and does not include any actual knowledge acquired by Smith after the date of this Agreement provided Smith promptly discloses such new knowledge to CBI in writing, and does not impose a duty on Smith to inquire as to any matters represented or warranted. The Bank agrees at the Closing to provide CBI with supplemental schedules reflecting any material changes thereto between the date of this Agreement and the Closing Date.

     SECTION 3.01  Organization and Qualification.  The Bank is a Texas savings
                   ------------------------------
bank duly organized, validly existing and in good standing under all laws, rules, and regulations of the State of Texas. The Bank has all requisite corporate power and authority (including all licenses, franchises, permits and other governmental authorizations as are legally required) to carry on its business as now being conducted, to own, lease and operate its properties and assets, including, but not limited to, as now owned, leased or operated and to enter into and carry out its obligations under this Agreement and the Merger Agreement. True and complete copies of the Articles of Incorporation and Bylaws of the Bank, as amended to date, certified by the Secretary of the Bank, have been delivered to CBI. The Bank is an insured bank as defined in the FDIA. The Bank does not own or control any Affiliate (as defined in Section 12.09) or Subsidiary (as defined in Section 12.09), other than as set forth in Schedule
3.01. The nature of the business of the Bank and its activities do not require it to be qualified to do business in any jurisdiction other than the

State of Texas. Except as set forth on Schedule 3.01, the Bank has no equity interest, direct or indirect, in any other bank or corporation or in any partnership, joint venture or other business enterprise or entity, except as acquired through settlement of indebtedness, foreclosure, the exercise of creditors' remedies or in a fiduciary capacity, and the business carried on by the Bank has not been conducted through any other direct or indirect Subsidiary or Affiliate of the Bank.

     SECTION 3.02  Execution and Delivery.  The Bank has taken all corporate
                   ----------------------
action necessary to authorize the execution, delivery and (provided the required regulatory and shareholder approvals are obtained) performance of this Agreement and the other agreements and documents contemplated hereby to which it is a party, including, but not limited to, the Merger Agreement. This Agreement has been, and the other agreements and documents contemplated hereby, including, but not limited to, the Merger Agreement, have been or at Closing will be, duly executed by the Bank and each constitutes the legal, valid and binding obligation of the Bank, enforceable in accordance with its respective terms and conditions, except as enforceability may be limited by bankruptcy, conservatorship, insolvency, moratorium, reorganization, receivership or similar laws and judicial decisions affecting the rights of creditors generally and by general principles of equity (whether applied in a proceeding at law or in equity).

     SECTION 3.03  Capitalization.  The entire authorized capital stock of the
                   --------------
Bank consists solely of 1,000,000 shares of Bank Stock, par value $8.00 per share, of which 343,680 shares are issued and outstanding. There are no (i) other outstanding equity securities of any kind or character, (ii) outstanding subscriptions, options, convertible securities, rights, warrants, calls or other agreements or commitments of any kind issued or granted by, or binding upon, the Bank to purchase or otherwise acquire any security of or equity interest in the Bank or (iii) outstanding subscriptions, options, rights, warrants, calls, convertible securities, irrevocable proxies or other agreements or commitments obligating the Bank to issue any shares of, restricting the transfer of or otherwise relating to shares of its capital stock of any class. All of the issued and outstanding shares of the Bank Stock have been duly authorized, validly issued and are fully paid and nonassessable, and have not been issued in violation of the preemptive rights of any person. Such shares of the Bank Stock have been issued in compliance with the securities laws of the United States and other jurisdictions having applicable securities laws. There are no restrictions applicable to the payment of dividends on the shares of the Bank Stock except pursuant to applicable laws and regulations, and all dividends declared prior to the date of this Agreement have been paid.

     SECTION 3.04  Compliance with Laws, Permits and Instruments.  Except as
                   ---------------------------------------------
disclosed on Schedule 3.04, the Bank has in all material respects performed and abided by all obligations required to be performed by it to the date hereof, and has complied with, and is in compliance with, and is not in default (or with the giving of notice or the passage of time will not be in default) under, or in violation of, (i) any provision of the Articles of Incorporation or Bylaws of the Bank, (ii) any material provision of any mortgage, indenture, lease, contract, agreement or other instrument applicable to the Bank or its assets, operations, properties or businesses now conducted or heretofore conducted or
(iii) any permit, concession, grant, franchise, license, authorization, judgment, writ, injunction, order, decree, award, statute, federal, state or local law, ordinance, rule or regulation of any court, arbitrator or any federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality applicable to the Bank or its assets, operations, properties or businesses now conducted or heretofore conducted.

     Except as set forth on Schedule 3.04, the execution, delivery and (provided the required regulatory and shareholder approvals are obtained) performance of this Agreement and the other agreements contemplated hereby, including, but not limited to the Merger Agreement, and the consummation of the transactions contemplated hereby and thereby will not conflict with, or result, by itself or with the giving of notice or the passage of time, in any violation of or default or loss of a benefit under, (i) any provision of the Articles of Incorporation or Bylaws of the Bank, (ii) any mortgage, indenture, lease, contract, agreement or other instrument applicable to the Bank or its assets, operations, properties or businesses or (iii) any permit, concession, grant, franchise, license, authorization, judgment, writ, injunction, order, decree, statute, law, ordinance, rule or regulation applicable to the Bank or its assets, operations, properties or businesses.

     SECTION 3.05  Financial Statements.  The Bank has furnished to CBI true and
                   --------------------
complete copies of the audited consolidated balance sheets of the Bank as of December 31, 1992, 1993 and 1994, and the related audited consolidated statements of income, stockholders' equity and cash flows for the years ended December 31, 1992, 1993 and 1994 and unaudited consolidated balance sheet of the Bank as of September 30, 1995, and the related unaudited consolidated statements of income and cash flows for the nine-month period ended September 30, 1995 (such consolidated balance sheets and the related statements of income, stockholders' equity and cash flows are collectively referred to herein as the "Financial Statements"). Except as described in the notes to the Financial Statements, the Financial Statements fairly present, in all material respects, the financial position of the Bank as of the respective dates thereof and the results of operations and changes in financial position of the Bank for the periods then ended, in conformity with generally accepted accounting principles ("GAAP"), unless otherwise instructed by regulatory accounting principles ("RAP"), in which instance such information is presented in conformity with RAP, applied on a basis consistent with prior periods (subject, in the case of the unaudited interim financial statements, to normal year-end adjustments and the fact that they do not contain all of the footnote disclosures required by GAAP), except as otherwise noted therein, and the accounting records underlying the Financial Statements accurately and fairly reflect in all material respects the transactions of the Bank. Except as set forth on Schedule 3.05, The Financial Statements do not contain any items of special or nonrecurring income or any other income not earned in the ordinary course of business except as expressly specified therein.

     The Bank has calculated its allowance for loan losses in accordance with RAP as applied to banking institutions and in accordance with all applicable rules and regulations. The allowance for loan losses account for the Bank is, and as of the Closing Date will be, adequate in all material respects to provide for all losses, net of recoveries relating to loans previously charged off, on all outstanding loans of the Bank.

     SECTION 3.06  Undisclosed Liabilities.  The Bank does not have any material
                   -----------------------
liability or obligation, accrued, absolute, contingent or otherwise and whether due or to become due (including, without limitation, unfunded obligations under any Employee Benefit Plan (as defined in Section 3.30) or material liabilities for federal, state or local taxes or assessments or material liabilities under any agreement that are not reflected in or disclosed in the Financial Statements, except (i) those liabilities and expenses incurred in the ordinary course of business and consistent with prudent business practices since the date of the Financial Statements or (ii) as disclosed on Schedule 3.06.

     SECTION 3.07  Litigation.  Except as set forth on Schedule 3.07, there are
                   ----------
no actions, claims, suits, investigations, reviews or other legal, quasi-judicial or administrative proceedings of any kind or nature now pending or threatened against or affecting the Bank at law or in equity, or by or before any federal, state or municipal court or other governmental or administrative department, commission, board, bureau, agency or instrumentality, domestic or foreign, that in any manner involves the Bank or any of its properties or capital stock that might reasonably be anticipated to result in a Material Adverse Change or materially and adversely affect the transactions contemplated by this Agreement or the Merger Agreement, and the Bank does not know or have any reason to be aware of any basis for the same. No legal action, suit or proceeding or judicial, administrative or governmental investigation is pending or, to the knowledge of the Bank, threatened against the Bank that questions or might question the validity of this Agreement or the agreements contemplated hereby, including, but not limited to, the Merger Agreement, or any actions taken or to be taken by the Bank pursuant hereto or thereto or seeks to enjoin or otherwise restrain the transactions contemplated hereby or thereby.

     SECTION 3.08  Consents and Approvals.  The Bank Board (at a meeting duly
                   ----------------------
called and held) has resolved, subject to its fiduciary duties to the shareholders of the Bank, to recommend approval and adoption by the Bank's shareholders of the Merger and the Merger Agreement. Except as expressly contemplated or otherwise set forth in this Agreement or as disclosed in
Schedule 3.08, no approval, consent, order or authorization of, or registration, declaration or filing with, any governmental authority or other third party is required on the part of the Bank in connection with the execution, delivery or performance of this Agreement or the agreements contemplated hereby, including, but not limited to, the Merger Agreement or the consummation by the Bank of the transactions contemplated hereby or thereby.

     SECTION 3.09  Title to Assets.  True and complete copies of all existing
                   ---------------
deeds, leases and title insurance policies for all real property owned or leased by the Bank and all mortgages, deeds of trust, security agreements and other documents describing encumbrances to which such property is subject have been, or at the request of CBI will be, made available to CBI. The Bank has good and indefeasible fee simple title to all of its real properties and good title to all personal properties including, without limitation, all properties reflected in the Financial Statements or acquired subsequent thereto, subject to no liens, mortgages, security interests, encumbrances or charges of any kind except (i) as described in Schedule 3.09, (ii) as noted in the Financial Statements, or as set forth in the documents delivered to CBI pursuant to this Section 3.09, (iii) statutory liens not yet delinquent, (iv) consensual landlord liens (v) minor defects and irregularities in title and encumbrances that do not materially impair the use thereof for the purpose for which they are held, (vi) pledges of assets in the ordinary course of business to secure public funds deposits, and (vii) those assets and properties disposed of for fair value in the ordinary course of business since the dates of the Financial Statements.

     SECTION 3.10  Absence of Certain Changes or Events.  Except as disclosed on
                   ------------------------------------
Schedule 3.10 or as consented to by CBI pursuant to Section 5.06, since September 30, 1995, the Bank has conducted its business only in the ordinary course and has not, other than in the ordinary course of business and consistent with past practices and safe and sound banking practices:

          A. Incurred any obligation or liability, absolute, accrued, contingent or otherwise, whether due or to become due, except deposits taken and federal funds purchased and current liabilities for trade or business obligations, which individually or in the aggregate, result in a Material Adverse Change;

          B. Discharged or satisfied any lien, charge or encumbrance or paid any obligation or liability, whether absolute or contingent, due or to become due;

          C. Declared or made any payment of dividends or other distribution to its shareholders, or purchased, retired or redeemed, or obligated itself to purchase, retire or redeem, any of its shares of capital stock or other securities, except as contemplated by Section 5.06(J).

          D. Issued, reserved for issuance, granted, sold or authorized the issuance of any shares of its capital stock or other securities or subscriptions, options, warrants, calls, rights or commitments of any kind relating to the issuance thereto;

          E. Acquired any capital stock or other equity securities or acquired any equity or ownership interest in any bank, corporation, partnership or other entity (except (i) through settlement of indebtedness, foreclosure, or the exercise of creditors' remedies or (ii) in a fiduciary capacity, the ownership of which does not expose it to any liability from the business, operations or liabilities of such person);

          F. Mortgaged, pledged or subjected to lien, charge, security interest or any other encumbrance or restriction any of its property, business or assets, tangible or intangible except (i) as described in
     Schedule 3.09, (ii) statutory liens not yet delinquent, (iii) consensual landlord liens, (iv) minor defects and irregularities in title and encumbrances that do not materially impair the use thereof for the purpose for which they are held, (v) pledges of assets to secure public funds deposits, and (vi) for those assets and properties disposed of for fair value since the dates of the Financial Statements.

          G. Sold, transferred, leased to others or otherwise disposed of any of its assets or canceled or compromised any debt or claim, or waived or released any right or claim (except pursuant to the settlement of litigation described in Section 3.10(L)) of material value;

          H. Terminated, canceled or surrendered, or received any notice of or threat of termination or cancellation of any contract, lease or other agreement or suffered any damage, destruction or loss (whether or not constituting, or reasonably anticipated to constitute, a Material Adverse Change covered by insurance), which, in any case or in the aggregate, may result in a Material Adverse Change;

          I. Disposed of, permitted to lapse, transferred or granted any rights under, or entered into any settlement regarding the breach or infringement of, any United States or foreign license or Proprietary Right (as defined in Section 3.15) or modified any existing rights with respect thereto;

          J. Made any change in the rate of compensation, commission, bonus or other direct or indirect remuneration payable, or paid or agreed or orally promised to pay, conditionally or otherwise, any bonus, extra compensation, pension or severance or vacation pay, to or for the benefit of any of its shareholders, directors, officers, employees or agents, or entered into any employment or consulting contract or other agreement with any director, officer or employee or adopted, amended in any material respect or terminated any pension, employee welfare, retirement, stock purchase, stock option, stock appreciation rights, termination, severance, income protection, golden parachute, savings or profit-sharing plan (including trust agreements and insurance contracts embodying such plans), any deferred compensation, or collective bargaining agreement, any group insurance contract or any other incentive, welfare or employee benefit plan or agreement maintained by it for the benefit of its directors, employees or former employees, except as contemplated by Section 5.06(Q);

          K. Except for improvements or betterments relating to Properties (as defined in Section 3.19), made any capital expenditures or capital additions or betterments in excess of an aggregate of $25,000;

          L. Instituted, had instituted against it, settled or agreed to settle any litigation, action or proceeding before any court or governmental body relating to its property other than routine collection suits instituted by it to collect amounts owed or suits in which the amount in controversy is less than $25,000;

          M. Suffered any change, event or condition that, in any case or in the aggregate, has caused or may result in a Material Adverse Change, or any Material Adverse Change in earnings or costs or relations with its employees, agents, depositors, loan customers, correspondent banks or suppliers;

          N. Except for the transactions contemplated by this Agreement or as otherwise permitted hereunder, entered into any transaction, or entered into, modified or amended any contract or commitment;

          O. Entered into or given any promise, assurance or guarantee of the payment, discharge or fulfillment of any undertaking or promise made by any person, firm or corporation;

          P. Sold, or knowingly disposed of, or otherwise divested itself of the ownership, possession, custody or control, of any corporate books or records of any nature that, in accordance with sound business practice, normally are retained for a period of time after their use, creation or receipt, except at the end of the normal retention period;

          Q. Made any, or acquiesced with any, change in any accounting methods, principles or material practices except as required by GAAP or RAP;

          R. Sold (provided, however, that payment at maturity is not deemed a sale) or purchased any investment securities in an aggregate amount in excess of $500,000;

          S. Made, renewed, extended the maturity of, or altered any of the material terms of any loan to any single borrower and his related interests in excess of the principal amount of $100,000; or

          T. Entered into any agreement or made any commitment whether in writing or otherwise to take any of the types of action described in subsections A. through S. above.

     SECTION 3.11  Leases, Contracts and Agreements.  Schedule 3.11 sets forth
                   --------------------------------
an accurate and complete description of all leases, subleases, licenses, contracts and agreements to which the Bank is a party or by which the Bank is bound which obligate or may obligate the Bank in the aggregate for an amount in excess of $25,000 over the entire term of any such agreement or related contracts of a similar nature which in the aggregate obligate or may obligate the Bank for an amount in excess of $25,000 over the entire term of such related contracts (the "Contracts"). The Bank has delivered or otherwise made available to CBI true and correct copies of all Contracts. For the purposes of this Agreement, the Contracts shall be deemed not to include loans made by, repurchase agreements made by, spot foreign exchange transactions of, bankers acceptances of or deposits by the Bank, but does include unfunded loan commitments and letters of credit issued by the Bank where the borrowers' total direct and indirect indebtedness to the Bank is in excess of $25,000. Except as set forth in Schedule 3.11, no participations or loans have been sold which have buy back, recourse or guaranty provisions which create contingent or direct liabilities of the Bank. All of the Contracts are legal, valid and binding obligations of the parties to the Contracts enforceable in accordance with their terms, subject to the effects of bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to creditors' rights generally and to general equitable principles, and are in full force and effect. Except as described in Schedule 3.11, all rent and other payments by the Bank under the Contracts are current, there are no existing defaults by the Bank under the Contracts and no termination, condition or other event has occurred which (whether with or without notice, lapse of time or the happening or occurrence of any other event) would constitute a default. The Bank has a good and indefeasible leasehold interest in each parcel of real property leased by it free and clear of all mortgages, pledges, liens, encumbrances and security interests.

     SECTION 3.12  Taxes.  The Bank has duly and timely filed with the
                   -----
appropriate Federal, state and local governmental agencies all tax returns and reports required to be filed, including, without limitation, income, excise, property, sales, use, franchise, value added, unemployment, employees' income withholding and social security taxes, imposed by the United States or by any foreign country or by any state, municipality, subdivision or instrumentality of the United States or of any foreign country, or by any other taxing authority, and has paid, or has established adequate reserves for the payment of, all taxes and assessments that are or are claimed to be due, payable or owed by the Bank, or for which the Bank may have liability, whether as a result of its own activities or by virtue of its affiliation with other entities and all interest and penalties thereon, whether disputed or not. All such tax returns and reports are accurately prepared and all deposits required by law to be made by the Bank with respect to employees' withholding taxes have been duly made. The Bank is not and has not been delinquent in the payment of any foreign or domestic tax, assessment or governmental charge or deposit and has no tax deficiency or claim outstanding, proposed or assessed against it, and there is no basis for any such deficiency or claim. Within the last four (4) years, the Bank's Federal income tax return has not been audited or examined and no such audit is currently pending or threatened. The Bank has not been granted any extension of time with respect to the date on which any tax return was or is due to be filed by or with respect to the Bank or any waiver or agreement by the Bank for the extension of time for the assessment or collection of any tax. The Bank has not committed any violation of any applicable Federal, state, local or foreign tax laws.

     Except as disclosed in Schedule 3.12, based on existing tax laws and regulations, the amounts set up as provisions for current or deferred taxes on the Financial Statements are sufficient for the payment of all unpaid Federal, state, county, local, foreign or other taxes (including any interest or penalties) of or on behalf of the Bank applicable to the periods covered by the Financial Statements, and all years and periods prior thereto. True and complete copies of the Federal income tax returns of the Bank as filed with the Internal Revenue Service (the "IRS") for the years ended December 31, 1992, 1993, and 1994, have been delivered to CBI.

     SECTION 3.13  Insurance.  Schedule 3.13 contains an accurate and complete
                   ---------
list and brief description of all policies of insurance, including fidelity and bond insurance, of the Bank. All such policies (a) are sufficient for compliance by the Bank with all requirements of law and all agreements to which the Bank is a party, (b) are valid, outstanding and enforceable except as enforceability may be limited by bankruptcy, conservatorship, insolvency, moratorium, reorganization, receivership, or similar laws and judicial decisions affecting the rights of creditors generally and by general principles of equity (whether applied in a proceeding at law or equity), (c) will not in any significant respect be affected by, and will not terminate or lapse by reason of, the transactions contemplated by this Agreement, and (d) are presently in full force and effect, no notice has been received of the cancellation, or threatened or proposed cancellation, of any such policy and there are no unpaid premiums due thereon. The Bank is not in default with respect to the provisions of any such policy and has not failed to give any notice or present any claim thereunder in a due and timely fashion. Each property of the Bank is insured for the benefit of the Bank in amounts deemed adequate by the Bank's management against risks customarily insured against. Except as set forth on Schedule 3.13, there has been no single claim in excess of $10,000 under any fidelity bond and there have been no claims in the aggregate in excess of $50,000 under any fidelity bonds of the Bank within the last three (3) years, and the Bank is not aware of any facts that would form the basis of a claim under such bonds.

     SECTION 3.14  No Adverse Change.  Except as disclosed in the
                   -----------------
representations and warranties made in this Article III, there has not been any Material Adverse Change since September 30, 1995, nor has any event or condition occurred that has resulted in, or has a reasonable probability of resulting in the future, in a Material Adverse Change.

     SECTION 3.15  Patents, Trademarks and Copyrights.  The Bank does not own or
                   ----------------------------------
require the use of any patent, patent application, patent right, invention, process, trademark (whether registered or unregistered), trademark application, trademark right, trade name, service name, service mark, copyright or any trade secret ("Proprietary Rights") for the business or operations of the Bank. The Bank is not infringing upon or otherwise acting adversely to, and have not in the past three (3) years infringed upon or otherwise acted adversely to, any Proprietary Right owned by any other person or persons. There is no claim or action by any such person pending, or, to the knowledge of the Bank, threatened, with respect thereto.

     SECTION 3.16  Transactions with Certain Persons and Entities.  Except as
                   ----------------------------------------------
disclosed in Schedule 3.16, the Bank does not owe any amount to (excluding deposit liabilities), or have any loan, contract, lease, commitment or other obligation from or to any of the present or former directors or officers (other than compensation for current services not yet due and payable and reimbursement of expenses arising in the ordinary course of business) of the Bank, and none of such persons owes any amount to the Bank. Except as set forth on Schedule 3.16, there are no agreements, instruments, commitments, extensions of credit, tax sharing or allocation agreements or other contractual agreements of any kind between or among the Bank, whether on its own behalf or in its capacity as trustee or custodian for the funds of any employee benefit plan (as defined in the Employee Retirement Income Security Act of 1974, as amended ("ERISA")), and any of its Affiliates.

     SECTION 3.17  Evidences of Indebtedness.  All evidences of indebtedness and
                   -------------------------
leases that are reflected as assets of the Bank are legal, valid and binding obligations of the respective obligors thereof, enforceable in accordance with their respective terms (except as limited by applicable bankruptcy, insolvency, reorganization, moratorium and similar laws affecting creditors generally and the availability of injunctive relief, specific performance and other equitable remedies) and are not subject to any known or threatened defenses, offsets or counterclaims that may be asserted against the Bank or the present holder thereof, except as disclosed in Schedule 3.17. The credit files of the Bank contain all material information (excluding general, local or national industry, economic or similar conditions) known to the Bank that is reasonably required to evaluate in accordance with generally prevailing practices in the banking industry the collectibility of the loan portfolio of the Bank (including loans that will be outstanding if any of them advances funds they are obligated to advance). The Bank has disclosed all of the substandard, doubtful, loss, nonperforming and problem loans on the internal watch list of the Bank in accordance with RAP. A copy of the internal watch list as of September 30, 1995, has been provided to CBI.

     SECTION 3.18  Condition of Assets.  All tangible assets used by the Bank
                   -------------------
are in good operating condition, ordinary wear and tear excepted, and conform with all applicable ordinances, regulations, zoning and other laws, whether Federal, state or local. Except as disclosed in Schedule 3.18, none of the Bank's premises or equipment are in need of maintenance or repairs other than ordinary routine maintenance and repairs that are not material in nature or cost, taking into account the age, nature, location and use of such assets.

     SECTION 3.19  Environmental Compliance.
                   ------------------------

          A. The Bank and all of the Properties and the Bank's operations are in compliance with all Environmental Laws (as defined in Section 12.09). The Bank is not aware of, nor has the Bank received notice of, any past, present or future conditions, events, activities, practices or incidents that may interfere with or prevent the Bank's compliance with all Environmental Laws.

          B. The Bank has obtained all permits, licenses and authorizations that are required under any Environmental Laws.

          C. Except as disclosed in Schedule 3.19, no Hazardous Materials (as defined in Section 12.09) exist on, about, or within any of the Properties, nor have any Hazardous Materials previously existed on, about or within or been used, generated, stored, transported, disposed of, on or released from any of the Properties. The use that the Bank makes and intends to make of the Properties will not result in the use, generation, storage, transportation, accumulation, disposal or release of any Hazardous Material on, in or from any of the Properties.

          D. There is no action, suit, proceeding, investigation or inquiry before any court, administrative agency or other governmental authority pending or threatened against the Bank relating in any way to any Environmental Law. The Bank has no liability for remedial action under any Environmental Law. The Bank has not received any request for information by any governmental authority with respect to the condition, use or operation of any of the Properties nor has the Bank received any notice of any kind from any governmental authority or other person with respect to any violation of or claimed or potential liability of any kind under any Environmental Law (including, without limitation, any letter, notice or inquiry from any person or governmental entity informing the Bank that it is or may be liable in any way under CERCLA (as defined in Section 12.09) or requesting information to enable such a determination to be made).

          E. As used in this Agreement, the term "Property" or "Properties" shall include all real property owned or leased by the Bank, including, but not limited to, properties that the Bank has foreclosed on as well as the Bank's premises and all improvements and fixtures thereon.

     SECTION 3.20  Regulatory Compliance.  Except as expressly set forth in this
                   ---------------------
Agreement with respect to the Merger and the other transactions contemplated hereby, all reports, records, registrations, statements, notices and other documents or information required to be filed by the Bank with any federal or state regulatory authority including, without limitation, the TSLD, the Office of Thrift Supervision (the "OTS"), the FDIC and the IRS have been duly and timely filed and all information and data contained in such reports, records or other documents are true, accurate, correct and complete. Except as disclosed on Schedule 3.20, the Bank is not now nor has been within the last five (5) years subject to any commitment letter, memorandum of understanding, cease and desist order, written agreement or other formal or informal administrative action with any such regulatory bodies. The Bank does not believe any such regulatory bodies have any present intent to place the Bank under any such administrative action. Except as set forth on Schedule 3.20, there are no actions or proceedings pending or threatened against the Bank by or before any such regulatory bodies or any other nation, state or subdivision thereof, or any other entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

     SECTION 3.21  Absence of Certain Business Practices.  Neither the Bank nor
                   -------------------------------------
any officer, employee or agent of the Bank nor any other person acting on their behalf, has, directly or indirectly, within the past five (5) years, given or agreed to give any gift or similar benefit to any customer, supplier, governmental employee or other person who is or may be in a position to help or hinder the business of the Bank (or assist the Bank in connection with any actual or proposed transaction) that (i) will more likely than not subject the Bank to any damage or penalty in any civil, criminal or governmental litigation or proceeding, (ii) if not given in the past, will more likely than not result in a Material Adverse Change or (iii) if not continued in the future will more likely than not result in a Material Adverse Change or might subject the Bank to suit or penalty in any private or governmental litigation or proceeding.

     SECTION 3.22  Proxy Statement.  None of the information supplied or to be
                   ---------------
supplied by the Bank or any of its directors, officers, employees or agents for inclusion in the Proxy Statement, or any amendment thereof or supplement thereto, will be false or misleading with respect to any material fact, or omit to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, or at the time of the Shareholders' Meeting, be false or misleading with respect to any material fact, or omit to state any material fact necessary to correct any statement in any earlier communication with respect to the solicitation of any proxy for the Shareholders' Meeting. All documents that the Bank is responsible for filing with any regulatory or governmental agency in connection with the Merger will comply in all material respects with the provisions of applicable law.

     SECTION 3.23  Dissenting Shareholders.  The Bank has no knowledge of any
                   -----------------------
plan or intention on the part of any of the shareholders of the Bank to make written demand for payment of the fair value of their shares of the Bank Stock in the manner provided by applicable law.

     SECTION 3.24  Books and Records.  The minute books, stock certificate books
                   -----------------
and stock transfer ledgers of the Bank (i) have been kept accurately in the ordinary course of business, (ii) are complete and correct in all material respects, (iii) the transactions entered therein represent bona fide transactions, and (iv) there have been no transactions involving the business of the Bank that properly should have been set forth therein and that have not been accurately so set forth.

     SECTION 3.25  Forms of Instruments, Etc.  The Bank has made, and will make,
                   -------------------------
available to CBI copies of all standard forms of notes, mortgages, deeds of trust and other routine documents of a like nature used on a regular and recurring basis by the Bank in the ordinary course of its business.

     SECTION 3.26  Fiduciary Responsibilities.  The Bank has performed in all
                   --------------------------
material respects all of its duties as a trustee, custodian, guardian or as an escrow agent in a manner that complies in all material respects with all applicable laws, regulations, orders, agreements, instruments and common law standards, where the failure to so perform would result in a Material Adverse Change or materially and adversely affect the transactions contemplated by this Agreement, and the Bank does not have any reason to be aware of any basis for the same.

     SECTION 3.27  Guaranties.  Except for items in the process of collection in
                   ----------
the ordinary course of the Bank's business, none of the obligations or liabilities of the Bank are guaranteed by any other person, firm or corporation, nor, except in the ordinary course of business, according to prudent business practices and in compliance with applicable law, has the Bank guaranteed the obligations or liabilities of any other person, firm or corporation.

     SECTION 3.28  Voting Trust or Buy-Sell Agreements.  The Bank is not aware
                   -----------------------------------
of any agreement between any of its shareholders relating to a right of first refusal with respect to the purchase or sale by any such shareholder of capital stock of the Bank or any voting agreement or voting trust with respect to shares of capital stock of the Bank, other than the Proxy (as defined in Section 5.16).

     SECTION 3.29  Employee Relationships.  Except as set forth on Schedule
                   ----------------------
3.29, the Bank has complied in all material respects with all applicable laws relating to its relationships with its employees, and the Bank believes that the relationships between the Bank and its employees are good. To the best knowledge of the Bank, no key executive officer or manager of any of the operations operated by the Bank or any group of employees of the Bank have any present plans to terminate their employment with the Bank. Except as expressly set forth in this Agreement, the Bank is not a party to any oral or written contracts or agreements granting benefits or rights to employees or any collective bargaining agreement or to any conciliation agreement with the Department of Labor, the Equal Employment Opportunity Commission or any federal, state or local agency that requires equal employment opportunities or affirmative action in employment. There are no unfair labor practice complaints pending against the Bank before the National Labor Relations Board and no similar claims pending before any similar state, local or foreign agency. There is no activity or proceeding of any labor organization (or representative thereof) or employee group to organize any employees of the Bank, nor of any strikes, slowdowns, work stoppages, lockouts or threats thereof, by or with respect to any such employees. The Bank is in compliance in all material respects with all applicable laws respecting employment and employment practices, terms and conditions of employment and wages and hours, and the Bank is not engaged in any unfair labor practice.

     SECTION 3.30  Employee Benefit Plans.  Set forth on Schedule 3.30 is a
                   ----------------------
complete and correct list of all "employee benefit plans" (as defined in ERISA), all specified fringe benefit plans as defined in section 6039D of the Internal Revenue Code of 1986, as amended (the "Code"), and all other bonus, incentive, compensation, deferred compensation, profit sharing, stock option, stock appreciation right, stock bonus, stock purchase, employee stock ownership, savings, severance, supplemental unemployment, layoff, salary continuation, retirement, pension, health, life insurance, disability, group insurance, vacation, holiday, sick leave, fringe benefit or welfare plan or any other similar plan, agreement, policy or understanding (whether written or oral, qualified or nonqualified, currently effective or terminated), and any trust, escrow or other agreement related thereto, which (a) is maintained or contributed to by the Bank, or with respect to which the Bank has any liability, and (b) provides benefits, or describes policies or procedures applicable to any officer, employee, service provider, former officer or former employee of the Bank, or the dependents of any thereof, regardless of whether funded (the "Employee Plans").

     No Employee Plan is a defined benefit plan within the meaning of section 3(35) of ERISA. The Bank has delivered or made available to CBI true, accurate and complete copies of the documents comprising each Employee Plan, and such other documents, records or other materials related thereto reasonably requested by CBI. To the best knowledge of the Bank, there have been no prohibited transactions, breaches of fiduciary duty or any other breaches or violations of any law applicable to the Employee Plans that would subject CBI or the Bank to any liabilities. Each Employee Plan intended to be qualified under section 401(a) of the Code has a current favorable determination letter and, to the best knowledge of the Bank, has been operated in compliance with applicable law and in accordance with its terms. There are no pending claims, lawsuits or actions relating to any Employee Plan (other than ordinary course claims for benefits) and, to the best knowledge of the Bank, none are threatened. No written or oral representations have been made to any employee or former employee of the Bank promising or guaranteeing any employer payment or funding for the continuation of medical, dental, life or disability coverage for any period of time beyond the end of the current plan year (except to the extent of coverage required under section 4980B of the Code). Compliance with FAS 106 will not create any material change to the Bank's financial statements. Except as required in connection with qualified plan amendments required by tax law changes, the consummation of the transactions contemplated by this Agreement will not accelerate the time of payment or vesting, or increase the amount, of compensation due to any employee, officer, former employee or former officer of the Bank.

     With respect to each "employee benefit plan" (as defined in ERISA) maintained or contributed to or required to be contributed to, currently or in the past, by any trade or business with which the Bank is required by any of the rules contained in the Code or ERISA to be treated as a single employer (the "Controlled Group Plans"):

          A. To the best knowledge of the Bank, all Controlled Group Plans that are "group health plans" (as defined in the Code and ERISA) have been operated to the Closing such that failures to operate such group health plans in full compliance with Part 6 of Subtitle B of Title 1 of ERISA and section 4980B of the Code would not subject the Bank to liability; and

          B. There is no Controlled Group Plan that is a defined benefit plan (as defined in section 3(35) of ERISA), nor has there been in the last five calendar years.

          C. There is no Controlled Group Plan that is a "multiple employer plan" or "multiemployer plan" (as either such term is defined in ERISA), nor has there been since 1974.

     SECTION 3.31  Ownership of Business Assets.  All assets used in the
                   ----------------------------
business of the Bank are owned by the Bank and are not owned by any officer, director or shareholder.

     SECTION 3.32  Representations Not Misleading.  All material facts relating
                   ------------------------------
to the business operations, properties, assets, liabilities (contingent or otherwise) and financial condition of the Bank have been disclosed to CBI in or in connection with this Agreement. No representation or warranty by the Bank contained in this Agreement, nor any statement, exhibit or schedule furnished to CBI by the Bank under and pursuant to, or in anticipation of or in connection with, this Agreement, contains or will contain on the Closing Date any untrue statement of a material fact or omits or will omit to state a material fact necessary to make the statements contained herein or therein, in light of the circumstances under which it was or will be made, not misleading in any material respect and such representations and warranties would continue to be true and correct following disclosure to any governmental authority having jurisdiction over the Bank or its properties of the facts and circumstances upon which they were based. Except as disclosed herein, there is no matter that materially adversely affects the Bank or the Bank's ability to perform the transactions contemplated by this Agreement or the other agreements contemplated hereby, or to the knowledge of the Bank, will in the future result in a Material Adverse Change, other than general economic conditions. No information material to the Merger and that is necessary to make the representations and warranties herein contained not misleading, has been withheld by the Bank.

                                  ARTICLE IV.
                     REPRESENTATIONS AND WARRANTIES OF CBI

     CBI hereby makes the representations and warranties set forth in this
Article IV to the Bank.

     SECTION 4.01  Organization and Qualification.  CBI is a corporation, duly
                   ------------------------------
organized, validly existing under the laws of the State of Texas, and in good standing under all laws, rules, and regulations applicable to corporations located in the State of Texas. CBI has all requisite corporate power and authority (including all licenses, franchises, permits and other governmental authorizations as are legally required) to carry on its business as now being conducted, to own, lease and operate its properties and assets as now owned, leased or operated and to enter into and carry out its obligations under this Agreement.

     SECTION 4.02  Execution and Delivery.  CBI has taken all corporate action
                   ----------------------
necessary to authorize the execution, delivery and (provided the required regulatory approvals are obtained) performance of this Agreement and the other agreements and documents contemplated hereby to which it is a party, including, but not limited to, the Merger Agreement. This Agreement has been, and the other agreements and documents contemplated hereby, including, but not limited to, the Merger Agreement, have been or at Closing will be, duly executed by CBI and each constitutes the valid and binding obligation of CBI, enforceable in accordance with its respective terms and conditions, except as enforceability may be limited by bankruptcy, conservatorship, insolvency, moratorium, reorganization, receivership or similar laws and judicial decisions affecting the rights of creditors generally and by general principles of equity (whether applied in a proceeding at law or in equity).

     SECTION 4.03  Compliance with Laws, Permits and Instruments.  The
                   ---------------------------------------------
execution, delivery and (provided the required regulatory approvals are obtained) performance of this Agreement and the other agreements contemplated hereby, including, but not limited to the Merger Agreement, and the consummation of the transactions contemplated hereby and thereby, will not conflict with, or result, by itself or with the giving of notice or the passage of time, in any violation of or default or loss of a benefit under, (i) any provision of the Articles of Incorporation or Bylaws of CBI, (ii) any material provision of any mortgage, indenture, lease, contract, agreement or other instrument applicable to CBI or its assets, operations, properties or businesses now conducted or heretofore conducted or (iii) any statute, law, ordinance, rule or regulation applicable to CBI.

     SECTION 4.04  Litigation.  No legal action, suit or proceeding or judicial,
                   ----------
administrative or governmental investigation is pending or, to the knowledge of CBI, threatened against CBI that questions or might question the validity of this Agreement or the agreements contemplated hereby, including, but not limited to, the Merger Agreement, or any actions taken or to be taken by CBI pursuant hereto or thereto or seeks to enjoin or otherwise restrain the transactions contemplated hereby or thereby.

     SECTION 4.05  Consents and Approvals.  Except for regulatory approvals as
                   ----------------------
disclosed in Schedule 4.05, no approval, consent, order or authorization of, or registration, declaration or filing with, any governmental authority or other third party is required on the part of CBI in connection with the execution, delivery or performance of this Agreement or the agreements contemplated hereby, including, but not limited to, the Merger Agreement or the consummation by CBI of the transactions contemplated hereby or thereby.

     SECTION 4.06  Proxy Statement.  None of the information supplied or to be
                   ---------------
supplied by CBI or any of its directors, officers, employees or agents for inclusion in the Proxy Statement, or any amendment thereof or supplement thereto, will be false or misleading with respect to any material fact, or omit to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, or at the time of the Shareholders' Meeting, be false or misleading with respect to any material fact, or omit to state any material fact necessary to correct any statement in any earlier communication with respect to the solicitation of any proxy for the Shareholders' Meeting. All documents that CBI is responsible for filing with any regulatory or governmental agency in connection with the Merger will comply in all material respects with the provisions of applicable law.

     SECTION 4.07  Representations Not Misleading.  No representation or
                   ------------------------------
warranty by CBI contained in this Agreement, nor any statement, exhibit or schedule furnished to the Bank by CBI under and pursuant to, or in anticipation of this Agreement, contains or will contain on the Closing Date any untrue statement of a material fact or omits or will omit to state a material fact necessary to make the statements contained herein or therein, in light of the circumstances under which it was or will be made, not misleading in any material respect and such representations and warranties would continue to be true and correct following disclosure to any governmental authority having jurisdiction over CBI of the facts and circumstances upon which they were based.


                                  ARTICLE V.
                        COVENANTS OF THE BANK AND SMITH

     The Bank hereby makes the covenants set forth in this Article V to CBI. Smith covenants with CBI to exercise all reasonable efforts as a director and shareholder to cause the Bank to comply with its covenants set forth in this
Article V.

     SECTION 5.01  Best Efforts.  The Bank will use all reasonable efforts to
                   ------------
cause the consummation of the transactions contemplated hereby in accordance with the terms and conditions of this Agreement.

     SECTION 5.02  Merger Agreement.  The Bank will, as soon as practicable
                   ----------------
after the execution of this Agreement, duly authorize and enter into the Merger Agreement, the form of which is attached hereto as Exhibit "A", and perform all
                                                   -----------
of its obligations thereunder.

     SECTION 5.03  Affiliate Merger.  At the option of CBI, the Bank will
                   ----------------
reasonably cooperate with CBI and its Subsidiaries to cause the Bank to merge with, or cause the Bank to merge into, a Subsidiary of CBI immediately after the Effective Date, and the Bank agrees to reasonably cooperate and join in with CBI and its Subsidiaries in the preparation, execution and processing of all applications and all director, shareholder and regulatory approvals of CBI, its Subsidiaries or the Bank necessary or appropriate to obtain regulatory, corporate and other approvals of such merger in a timely manner.

     SECTION 5.04  Information for Applications and Statements.  The Bank will
                   -------------------------------------------
promptly, but in no event later than ten (10) business days after receipt of a request by CBI, prepare and furnish to CBI all information concerning the Bank, including, but not limited to, financial statements, reasonably required for inclusion in any application or statement to be made by CBI to or filed by CBI with any governmental body in connection with the transactions contemplated by this Agreement (including pursuant to Section 5.03 and any filings to be made with the Securities and Exchange Commission), or in connection with any unrelated transactions during the pendency of this Agreement, and the Bank represents and warrants that all information so furnished for such statements and applications shall be true and correct in all material respects and shall not omit any material fact required to be stated therein or necessary to make the statements made, in light of the circumstances under which they were made, not misleading. The Bank shall otherwise fully cooperate with CBI in the filing of any applications or other documents necessary to consummate the transactions contemplated by this Agreement, including the Merger.

     SECTION 5.05  Required Acts of the Bank.  Prior to the Closing, the Bank
                   -------------------------
shall, unless otherwise permitted in writing by CBI:

          A. Operate only in the ordinary course of business and consistent with prudent banking practices;

          B. Except as required by prudent business practices, use all reasonable efforts to preserve its business organization intact and to retain its present customers, depositors, suppliers, correspondent banks, officers, directors, employees and agents;

          C. Act in a manner intended to preserve or attempt to preserve its goodwill;

          D. Perform all of its obligations under contracts, leases and documents relating to or affecting its assets, properties and business except such obligations as the Bank may in good faith reasonably dispute;

          E. Except as required by prudent business practices, maintain all offices, machinery, equipment, materials, supplies, inventories, vehicles and other properties owned, leased or used by it (whether under its control or the control of others), in good operating condition and repair, ordinary wear and tear excepted;

          F. Maintain in full force and effect all insurance policies now in effect or renewals thereof and, except as required by prudent business practices that do not jeopardize insurance coverage, give all notices and present all claims under all insurance policies in due and timely fashion;

          G. Timely file all reports required to be filed with governmental authorities and observe and conform to all applicable laws, rules, regulations, ordinances, codes, orders, licenses and permits, except those being contested in good faith by appropriate proceedings;

          H. Timely file all tax returns required to be filed by it and promptly pay all taxes, assessments, governmental charges, duties, penalties, interest and fines that become due and payable, except those being contested in good faith by appropriate proceedings;

          I. Withhold from each payment made to each of its employees the amount of all taxes (including, but not limited to, federal income taxes, FICA taxes and state and local income and wage taxes) required to be withheld therefrom and pay the same to the proper tax receiving officers;

          J. Continue to follow and implement policies, procedures and practices regarding the identification, monitoring, classification and treatment of all assets in substantially the same manner as it has in the past; and

          K. Account for all transactions of the Bank in accordance with GAAP (unless otherwise instructed by RAP in which instance account for such transaction in accordance with RAP), and maintain the allowance for loan losses account for the Bank in an adequate amount to provide for all losses, net of recoveries relating to loans previously charged off, on all outstanding loans of the Bank.

     SECTION 5.06  Prohibited Acts of the Bank.  Prior to the Closing, the Bank
                   ---------------------------
shall not, without the prior written consent of CBI, which consent shall not be unreasonably delayed, conditioned or withheld:

          A.   Introduce any new material method of management or operation;

          B. Take any action that could reasonably be anticipated to result in a Material Adverse Change;

          C. Take or, except as required by prudent business practice, fail to take any action that would cause or permit the representations and warranties made in Article III hereof to be inaccurate at the time of the Closing (except as contemplated or permitted by this Agreement) or preclude the Bank from making such representations and warranties at the time of the Closing;

          D. Cause or fail to use all reasonable efforts to prevent the loss of insurance coverage, unless replaced with coverage that is substantially similar (in amount and insurer) to that now in effect;

          E. Change its Articles of Incorporation or Bylaws or its authorized capital stock;

          F. Enter into any transaction other than in the ordinary course of business, provided, that the Bank may pay the one-time special assessment with respect to SAIF insured deposits, and provided further, that the Bank may purchase a "tail" or other director and officer liability insurance policy covering the actions officers and directors of the Bank for the period prior to Closing and continuing such coverage for a period of approximately twenty-four (24) months after Closing, provided the premium for such insurance coverage does not exceed $15,000 or a higher amount approved in advance by CBI;

          G. Except as explicitly permitted hereunder or in accordance with applicable law, engage in any transaction with any affiliated person or allow such persons to acquire any assets from the Bank except in the form of wages, salaries and reimbursement of expenses and by loans secured by collateral having a fair market value at least equal to the principal balance due on such loan to its officers, directors and employees;

          H. Incur any obligation or liability, absolute, accrued, contingent or otherwise, except in the ordinary course of business consistent with prudent banking practices;

          I. Discharge or satisfy any lien, charge or encumbrance or pay any obligation or liability, whether absolute or contingent, due or to become due, except in the ordinary course of business consistent with prudent banking practices;

          J. Declare or make any payment of dividends or other distribution to its shareholders, or purchase, retire or redeem, or obligate itself to purchase, retire or redeem, any of its shares of capital stock or other securities, provided, however, that the Bank may make a dividend of the following parcels of vacant land currently held by the Bank (or, if one or both parcels are sold by the Bank prior to the Closing Date, a cash dividend equal to the net after tax proceeds received by the Bank from the sale thereof):

               (i) Lot 18, Snow Heights Addition, North Richland Hills, Texas, consisting of approximately 0.3705 acres, most recently appraised at $194,000; and

               (ii) Lot 2, Block 1, First American Savings Banc Addition, Southlake, Texas, consisting of approximately 3.83 acres, most recently appraised at $500,000;

     provided that the Bank conveys such properties subject to a restriction that the properties shall not be used for the purpose of operating a bank, savings and loan or other financial institution without the prior written consent of the Bank or its successor;

          K. Issue, reserve for issuance, grant, sell or authorize the issuance of any shares of its capital stock or other securities or subscriptions, options, warrants, calls, rights or commitments of any kind relating to the issuance thereto;

          L. Acquire any capital stock or other equity securities or acquire any equity or ownership interest in any bank, corporation, partnership or other entity (except (i) through settlement of indebtedness, foreclosure, or the exercise of creditors' remedies or (ii) in a fiduciary capacity, the ownership of which does not expose it to any liability from the business, operations or liabilities of such person);

          M. Mortgage, pledge or subject to lien, charge, security interest or any other encumbrance or restriction any of its property, business or assets, tangible or intangible except in the ordinary course of business and consistent with prudent banking practices;

          N. Sell, transfer, lease to others or otherwise dispose of any of its assets or cancel or compromise any debt or claim, or waive or release any right or claim of material value, except in the ordinary course of business and consistent with past practices and safe and sound banking principles;

          O. Terminate, cancel or surrender any contract, lease or other agreement or suffer any damage, destruction or loss (whether or not constituting, or reasonably anticipated to constitute, a Material Adverse Change covered by insurance), which, in any case or in the aggregate, may result in a Material Adverse Change;

          P. Dispose of, permit to lapse, transfer or grant any rights under, or breach or infringe upon, any United States or foreign license or Proprietary Right or modify any existing rights with respect thereto, except in the ordinary course of business and consistent with past practices and safe and sound banking principles;

          Q. Make any change in the rate of compensation, commission, bonus or other direct or indirect remuneration payable, or pay or agree or orally promise to pay, conditionally or otherwise, any bonus, extra compensation, pension or severance or vacation pay, to or for the benefit of any of its shareholders, directors, officers, employees or agents, or enter into any employment or consulting contract (other than as contemplated by this Agreement) or other agreement with any director, officer or employee or adopt, amend in any material respect or terminate any pension, employee welfare, retirement, stock purchase, stock option, stock appreciation rights, termination, severance, income protection, golden parachute, savings or profit-sharing plan (including trust agreements and insurance contracts embodying such plans), any deferred compensation, or collective bargaining agreement, any group insurance contract or any other incentive, welfare or employee benefit plan or agreement maintained by it for the benefit of its directors, employees or former employees, except:

               (i) normal periodic increases in the compensation payable to officers or salaried employees, consistent with past practices and made in the ordinary course of business;

               (ii) payments made to Mr. Jeff Peiper, President of the Bank, pursuant to the terms of that certain employment agreement between Mr. Peiper and the Bank dated as of February 10, 1995 (the "Employment Agreement"), including, but not limited to, the Bank's obligation to pay severance pay to Mr. Peiper in an amount not to exceed six (6) months salary. In addition, the Bank and Mr. Peiper may agree for his continued employment beyond the expiration date of the Employment Agreement, provided that such continued employment will (i) be on a month to month basis, (ii) be on the same terms, including salary and other benefits, as provided currently under the terms of the Employment Agreement, (iii) not increase the amount of severance pay to be paid to Mr. Peiper pursuant to the terms of the Employment Agreement;

               (iii) payments made pursuant to that certain Bank earnings incentive compensation arrangement that has been previously adopted for the benefit of senior officers of the Bank (the "ICA"), provided that such payments shall not exceed an aggregate amount of $100,000 without the prior consent of CBI, which consent shall not be unreasonably delayed, conditioned or denied. In proposing and responding to any request for any higher amount, the parties agree to exercise their reasonable, good faith judgment regarding a fair and reasonable employee performance rating for each employee entitled to participate in the ICA. In addition, the Bank may modify the ICA, either (i) with the consent of all of the employees who have rights to receive payments pursuant to the ICA or (ii) without such consent if such modifications do not result in any breach of any contractual obligation, to provide that the amount of the costs and expenses reasonably incurred and paid by the Bank prior to December 31, 1995, in connection with the negotiation, execution and performance of this Agreement, not to exceed $25,000 and any portion of the Consultant Payment and one-time special assessment with respect to SAIF insured deposits actually paid in 1995, shall be added back to the earnings of the Bank in determining the amounts to be paid to such officers pursuant to the ICA; provided however, that of the amounts payable
                               ----------------------
          with respect to calendar year 1995 pursuant to the terms of the ICA, one-third (1/3) of the amounts payable to each officer will be paid on or before December 31, 1995, and the remainder will be paid on the earlier of the Closing Date or March 31, 1996;

               (iv) payments and contributions, in an amount not to exceed $10,000 in the aggregate, to the employee 401(k) Plan and the Senior Officer Split-Dollar Insurance Retirement Plan, which have been previously enacted for the Bank;

               (v)    the Consulting Payments; and

               (vi) payments to Richard Laxton, Tammy Mooney, Louis Ainsworth and Jeff Peiper pursuant to the bonus compensation arrangement approved by the Bank Board on or about the time the Consulting Agreement was approved by the Bank Board; provided, however, that (i) such payments shall not exceed $94,008 in the aggregate, and (ii) the Bank shall consult with CBI regarding the timing and characterization of any payments to be made to such officers, but the Bank shall not be required to take any actions that would breach any existing obligation of the Bank under such bonus compensation arrangements.

          R. Except for improvements or betterments relating to Properties, make any capital expenditures or capital additions or betterments in excess of an aggregate of $25,000;

          S. Hire or employ any person with an annual salary equal to or greater than $25,000;

          T. Enter into or give any promise, assurance or guarantee of the payment, discharge or fulfillment of any undertaking or promise made by any other person, firm or corporation;

          U. Sell or knowingly dispose of, or otherwise divest itself of the ownership, possession, custody or control, of any corporate books or records of any nature that, in accordance with sound business practice, normally are retained for a period of time after their use, creation or receipt, except at the end of the normal retention period;

          V. Make any, or acquiesce with any, change in any accounting methods, principles or material practices;

          W. Sell (provided, however, that the maturity of a security shall not be deemed a sale of such security) or purchase any investment securities in an aggregate amount of $500,000, other than the purchase of securities issued by the U.S. Government or its agencies having a maturity of less than one year; or

          X. Make, renew, extend the maturity of, or alter any of the material terms of any loan to any single borrower and his related interests in excess of the principal amount of $100,000;

provided, however, that CBI shall be deemed to have given its consent under this
Section 5.06, two business days after actual receipt by CBI of notice given pursuant to Section 11.07 (or as otherwise instructed by CBI in writing) with respect to such act and all material information relating to such act reasonably requested by CBI, unless CBI sooner objects to such act.

     SECTION 5.07  Access; Pre-Closing Investigation.  Subject to the provisions
                   ---------------------------------
of Article XI, the Bank shall afford the officers, directors, employees, attorneys, accountants, investment bankers and authorized representatives of CBI full access to the properties, books, contracts and records of the Bank, permit CBI to make such inspections (including without limitation with regard to such properties physical inspection of the surface and subsurface thereof and any structure thereon) as they may require and furnish to CBI during such period all such information concerning the Bank and its affairs as CBI may reasonably request, in order that CBI may have full opportunity to make such reasonable investigation as it shall desire to make of the affairs of the Bank, including, without limitation, access sufficient to verify the value of the assets and the liabilities of the Bank and the satisfaction of the conditions precedent to CBI's obligations described in Article VIII of this Agreement. The Bank agrees at any time, and from time to time, to furnish to CBI as soon as practicable, any additional information that CBI may reasonably request.

     SECTION 5.08  Invitations to and Attendance at Directors' and Committee
                   ---------------------------------------------------------
Meetings.  The Bank shall give notice at the addresses specified on Schedule
--------
5.08 to the two (2) designees of CBI specified on Schedule 5.08 and shall invite such persons to attend all regular and special meetings of the board of directors of the Bank. Such notice shall be sent by the Bank at least two (2) business days prior to any such meeting. Such designees may in turn select other employees of CBI to attend meetings of senior management and management and other committees of the Bank. CBI may change the persons to serve as its designees by giving written notice to the Bank pursuant to Section 12.06, provided, however, that any such change shall be ineffective with respect to any meeting to be held if notice of such change is received less than two (2) business days prior to such meeting.

     SECTION 5.09  Additional Financial Statements.  The Bank shall promptly
                   -------------------------------
furnish CBI with true and complete copies of each Report of Condition and Income of the Bank and any audited financial statements of the Bank prepared after the date of this Agreement as soon as such reports are made available to the FDIC.

     SECTION 5.10  Untrue Representations.  The Bank shall promptly notify CBI
                   ----------------------
in writing if the Bank becomes aware of any fact or condition that makes untrue, or shows to have been untrue, in any material respect, any schedule or any other information furnished to CBI or any representation or warranty made in or pursuant to this Agreement or that results in the Bank's failure to comply with any covenant, condition or agreement contained in this Agreement.

     SECTION 5.11  Litigation and Claims.  The Bank shall promptly notify CBI in
                   ---------------------
writing of any litigation, or of any claim, controversy or contingent liability that might be expected to become the subject of litigation, against the Bank or affecting any of its properties if such litigation or potential litigation might, in the event of an unfavorable outcome, result in a Material Adverse Change, and the Bank shall promptly notify CBI of any legal action, suit or proceeding or judicial, administrative or governmental investigation, pending or, to the knowledge of the Bank, threatened against the Bank that questions or might question the validity of this Agreement or the agreements contemplated hereby, including, but not limited to, the Merger Agreement or any actions taken or to be taken by the Bank pursuant hereto or thereto or seeks to enjoin or otherwise restrain the transactions contemplated hereby or thereby.

     SECTION 5.12  Adverse Changes.  The Bank shall promptly notify CBI in
                   ---------------
writing if any change shall have occurred or been threatened (or any development shall have occurred or been threatened involving a prospective change) in the business, financial condition, operations or prospects of the Bank that has or may reasonably be expected to have or lead to a Material Adverse Change.

     SECTION 5.13  No Negotiation with Others.  The Bank shall not, nor shall it
                   --------------------------
permit any of its officers, directors, employees, representatives or agents to, directly or indirectly (i) encourage, solicit or initiate discussions or negotiations with, or (ii) except upon advice of counsel to the extent required to fulfill the fiduciary duties owed to the shareholders of the Bank, entertain, discuss or negotiate with, or provide any information to, or cooperate with, any corporation, partnership, person or other entity or group (other than CBI or its Affiliates or associates or officers, partners, employees or other authorized representatives of CBI or such Affiliates or associates) concerning any merger, tender offer or other takeover offer, sale of substantial assets, sale of shares of capital stock or similar transaction involving the Bank. Immediately upon receipt of any unsolicited offer, the Bank will communicate to CBI the terms of any proposal or request for information and the identity of the parties involved.

     SECTION 5.14  Consents and Approvals.  The Bank shall use all reasonable
                   ----------------------
efforts to obtain all consents and approvals from third parties, including those listed on Schedule 3.08, at the earliest practicable time.

     SECTION 5.15  Environmental Investigation; Right to Terminate Agreement.
                   ---------------------------------------------------------

          A. CBI and its consultants, agents and representatives shall, at the sole cost and expense of CBI, have the right to the same extent that the Bank has such right, but not the obligation or responsibility, to inspect any Property, including, without limitation, conducting asbestos surveys and sampling, environmental assessments and investigation, and other environmental surveys and analyses including soil and ground sampling ("Environmental Inspections") at any time on or prior to November 30, 1995. CBI shall notify the Bank prior to any physical inspections of the Property, and the Bank may place reasonable restrictions on the time of such inspections. If, as a result of any such Environmental Inspection, further investigation ("secondary investigation") including, without limitation, test borings, soil, water and other sampling is deemed desirable by CBI, CBI shall (i) notify the Bank of any Property for which it intends to conduct such a secondary investigation and the reasons for such secondary investigation, and (ii) commence such secondary investigation, on or prior to December 31, 1995. CBI shall give reasonable notice to the Bank of such secondary investigations, and the Bank may place reasonable time and place restrictions on such secondary investigations.

          B. The Bank agrees to indemnify and hold harmless CBI for any claims for damage to property, or injury or death to persons, made as a result of any Environmental Inspection or secondary investigation conducted by CBI or its agents, which damage or injury is proximately caused by the negligent actions or negligent omissions of the Bank or its agents while CBI or its agents are in the process of conducting such investigation or inspection. CBI agrees to indemnify and hold harmless the Bank for any claims for damage to property, or injury or death to persons, attributable to the negligent actions or omissions of CBI or its agents in performing any Environmental Inspection or secondary investigation except to the extent caused in whole or in part by the negligence of the Bank. CBI shall not have any liability or responsibility of any nature whatsoever for the results, conclusions or other findings related to any Environmental Inspection, secondary investigation or other environmental survey. If this Agreement is terminated, then except as otherwise required by law, reports to any governmental authority of the results of any Environmental Inspection, secondary investigation or other environmental survey shall be made by the Bank and not by CBI. CBI shall make no such report prior to Closing unless required to do so by law, and in such case will give the Bank reasonable notice of CBI's intentions.

          C. CBI shall have the right to terminate this Agreement if (i) the factual substance of any warranty or representation set forth in Section
     3.19 is not true and accurate; (ii) the results of such Environmental Inspection, secondary investigation or other environmental survey are reasonably and in good faith disapproved by CBI because the environmental inspection, secondary investigation or other environmental survey identifies violations or potential violations of Environmental Laws; (iii) the Bank has refused to allow CBI to conduct an Environmental Inspection or secondary investigation in a manner that CBI reasonably considers necessary; (iv) the Environmental Inspection, secondary investigation or other environmental survey identifies any past or present event, condition or circumstance that would or potentially would require remedial or cleanup action or result in a Material Adverse Change; (v) the Environmental Inspection, secondary investigation or other environmental survey identifies the presence of any underground or above ground storage tank in, on or under any Property that is not shown to be in compliance with all Environmental Laws applicable to the tank either now or at a future time certain, or that has had a release of petroleum or some other Hazardous Material that has not been cleaned up to the satisfaction of the relevant governmental authority or any other party with a legal right to compel cleanup; or (vi) the Environmental Inspection, secondary investigation or other environmental survey identifies the presence of any asbestos-containing material in, on or under any Property, the removal of which would result in a Material Adverse Change. On or prior to January 15, 1996, CBI shall advise the Bank in writing as to whether CBI intends to terminate this Agreement because CBI disapproves of the results of the Environmental Inspection, secondary investigation or other environmental survey. The Bank shall have the opportunity, but not the obligation to CBI or the New Bank, to correct any objected to violations or conditions to CBI's reasonable satisfaction prior to February 15, 1996. In the event that the Bank fails to demonstrate its diligent progress on the correction (or in the event the correction has not been remedied or corrected within 90 days after notice to the Bank thereof) of the violations or conditions to CBI, CBI may terminate the Agreement.

          D. The Bank agrees to make available to CBI and its consultants, agents and representatives all documents and other material relating to environmental conditions of any Property including, without limitation, the results of other environmental inspections and surveys. The Bank also agrees that all engineers and consultants who prepared or furnished such reports may discuss such reports and information with CBI and shall be entitled to certify the same in favor of CBI and its consultants, agents and representatives and make all other data available to CBI and its consultants, agents and representatives.

          E. For purposes of this Section 5.15, the term "Property" or "Properties" shall have the same meaning given in Section 3.19(E).

          F. Neither the Bank nor Smith makes any representation or warranty as to the truth, accuracy or completeness of any engineering or environmental report or screening that is prepared for or presented to CBI pursuant to any provision of this Agreement. By providing such environmental reports or screenings to CBI, neither Smith nor the Bank is making any representations or warranties, implied or otherwise as to the accuracy or factual information provided or the conclusions formed by the consultants who prepared such environmental reports or screenings. Further neither Smith, the Bank nor any of its related entities are making any representations or warranties as to the skill and care taken by such consultants in preparing such engineering or environmental reports or screenings. Smith, the Bank and its related entities will not be responsible for conditions or consequences arising from relevant facts that were concealed, withheld or not fully disclosed by the consultant, any regulatory or governmental agency or from persons interviewed as part of the preparation of any such engineering or environmental reports or screenings. CBI also acknowledges that the facts and circumstances referenced in such engineering or environmental reports and screenings may change over time and the conclusions and recommendations set forth therein are applicable only to the facts and conditions as described therein. CBI shall use good faith efforts in determining whether the engineering or environmental reports and screenings are accurate. CBI shall obtain, at its sole cost and expense, any other engineering or environmental reports and screenings that it, in the exercise of reasonable diligence, time and care, determines is necessary for compliance with prudent engineering practice or applicable stays, laws, rules, regulations or requirements or in the use and occupancy of any Property.

     SECTION 5.16  Proxies.  The Bank and each of the persons set forth on
                   -------
Schedule 5.16 shall execute the Voting Agreement and Irrevocable Proxy in the form of Exhibit "B" attached hereto (the "Proxy"), and the Bank acknowledges
        -----------
that such persons have agreed that they will vote the shares of the Bank Stock owned by them in favor of the Merger Agreement and the Merger and the transactions contemplated hereby and thereby, subject to required regulatory approvals.


                                  ARTICLE VI.
                               COVENANTS OF CBI

     CBI hereby makes the covenants set forth in this Article VI to the Bank.

     SECTION 6.01  Best Efforts.  CBI agrees to use all reasonable efforts to
                   ------------
cause the consummation of the transactions contemplated hereby in accordance with the terms and conditions of this Agreement.

     SECTION 6.02  Incorporation and Organization of New Bank.  CBI will
                   ------------------------------------------
incorporate, charter and organize the New Bank as an interim Texas savings bank under the laws of the State of Texas.

     SECTION 6.03  Merger Agreement.  CBI will, and will cause the New Bank to,
                   ----------------
as soon as practicable after the execution of this Agreement, enter into the Merger Agreement, the form of which is attached hereto as Exhibit "A", and CBI shall perform, and shall
                               -----------
cause the New Bank to perform, all of their respective obligations thereunder. CBI will, as soon as practicable after the execution of this Agreement, cause the New Bank to duly authorize and enter into the enter into the Bank Merger Agreement, and shall cause the New Bank to perform all of its obligations thereunder. CBI shall vote all of the stock of the New Bank in favor of the Merger and the Merger Agreement.

     SECTION 6.04  Information for Applications and Statements.  CBI will
                   -------------------------------------------
promptly furnish to the Bank all information concerning CBI and the New Bank, including, but not limited to, financial statements, reasonably required for inclusion in (i) any proxy or information statement to be used by the Bank in connection with the approval of the shareholders of the Bank of the transactions contemplated hereby and (ii) any application or statement to be made by the Bank to or filed by the Bank with any governmental body in connection with the transactions contemplated by this Agreement, or in connection with any unrelated transactions during the pendency of this Agreement, and CBI represents and warrants that all information so furnished for such statements and applications shall be true and correct in all material respects and shall not omit any material fact required to be stated therein or necessary to make the statements made, in light of the circumstances under which they were made, not misleading. CBI shall otherwise fully cooperate with the Bank in the filing of any applications or other documents necessary to consummate the transactions contemplated by this Agreement, including the Merger.

     SECTION 6.05  Acts of New Bank.  Prior to the Closing, CBI shall cause New
                   ----------------
Bank to refrain from taking any action or executing any agreement, document or certificate except as contemplated by this Agreement and the other agreements contemplated hereby, including, but not limited to, the Merger Agreement, provided, however, that notwithstanding anything to the contrary contained in this Agreement, neither CBI nor the New Bank shall acquire any rights to any property of the Bank, including, but not limited to the Bank's trade name, unless and until the Merger contemplated by this Agreement has been consummated.

     SECTION 6.06  Untrue Representations.  CBI shall promptly notify the Bank
                   ----------------------
in writing if CBI becomes aware of any fact or condition that makes untrue, or shows to have been untrue, in any material respect, any schedule or any other information furnished to the Bank or any representation or warranty made in or pursuant to this Agreement or that results in CBI's failure to comply with any covenant, condition or agreement contained in this Agreement.

     SECTION 6.07  Litigation and Claims.  CBI shall promptly notify the Bank of
                   ---------------------
any legal action, suit or proceeding or judicial, administrative or governmental investigation, pending or, to the knowledge of CBI, threatened against CBI or the New Bank that questions or might question the validity of this Agreement or the agreements contemplated hereby, including, but not limited to, the Merger Agreement, or any actions taken or to be taken by CBI or the New Bank pursuant hereto or thereto or seeks to enjoin or otherwise restrain the transactions contemplated hereby or thereby.

     SECTION 6.08  Regulatory and Other Approvals.  CBI, at its sole cost and
                   ------------------------------
expense, shall promptly, but in no event later than thirty (30) days of the date of this Agreement, file or cause to be filed applications for all regulatory approvals required to be obtained by CBI or the New Bank in connection with this Agreement and the other agreements contemplated hereby. CBI shall use all reasonable efforts to obtain all such regulatory approvals and any other approvals from third parties, including those listed on Schedule 4.05, at the earliest practicable time.

     SECTION 6.09  Adverse Change.  CBI shall promptly notify the Bank in
                   --------------
writing if any change or development shall have occurred or been threatened that would adversely affect, prevent or delay consummation of the transactions contemplated by this Agreement or the other agreements contemplated hereby.


                                 ARTICLE VII.
              CONDITIONS PRECEDENT TO THE OBLIGATIONS OF THE BANK

     All obligations of the Bank under this Agreement are subject to the fulfillment, prior to or at the Closing, of each of the following conditions, any or all of which may be waived in whole or in part by the Bank:

     SECTION 7.01  Compliance with Representations, Warranties and Agreements.
                   ----------------------------------------------------------
All representations and warranties made by CBI in this Agreement or in any document or schedule delivered to the Bank pursuant hereto shall have been true and correct in all material respects when made and shall be true and correct in all material respects as of the Closing with the same force and effect as if such representations and warranties were made at and as of the Closing, except with respect to those representations and warranties specifically made as of an earlier date (in which case such representations and warranties shall be true as of such earlier date). CBI shall have performed or complied in all material respects with all agreements, terms, covenants and conditions required by this Agreement to be performed or complied with by CBI prior to or at the Closing.

     SECTION 7.02  Shareholder Approvals.  The Board of Directors of the New
                   ---------------------
Bank, CBI (as sole shareholder of the New Bank) and the holders of at least a majority of the Bank Stock entitled to vote on the Merger and the Merger Agreement shall have approved the Merger and the Merger Agreement.

     SECTION 7.03  Government and Other Approvals.  CBI and the Bank shall have
                   ------------------------------
received approvals, acquiescence or consents of the transactions contemplated by this Agreement, and the Merger Agreement, from all necessary governmental agencies and authorities and other third parties, including but not limited to the Board of Governors of the Federal Reserve System (the "Federal Reserve"), the FDIC, the TSLD, the OTS and the Texas Department of Banking (the "TDB"), and all applicable statutory and regulatory waiting periods shall have expired, and the approvals and consents of all third parties required to consummate this Agreement and the other agreements contemplated hereby, including, but not limited to, the Merger Agreement and the transactions contemplated hereby and thereby, including all consents described on Schedules 3.08 and 4.05. Such approvals and the transactions contemplated hereby shall not have been contested or threatened to be contested by any Federal or state governmental authority or by any other third party (except shareholders asserting statutory dissenters' appraisal rights) by formal proceedings.

     SECTION 7.04  No Litigation.  No action shall have been taken, and no
                   -------------
statute, rule, regulation or order shall have been promulgated, enacted, entered, enforced or deemed applicable to the acquisition by any Federal, state or foreign government or governmental authority or by any court, domestic or foreign, including the entry of a preliminary or permanent injunction, that would

(a) make the Agreement or any other agreement contemplated hereby, including, but not limited to, the Merger Agreement, or the transactions contemplated hereby or thereby illegal, invalid or unenforceable, (b) impose material limits in the ability of any party to this Agreement to consummate the Agreement or any other agreement contemplated hereby, including, but not limited to, the Merger Agreement, or the transactions contemplated hereby or thereby, or (c) if the Agreement or any other agreement contemplated hereby, including, but not limited to, the Merger Agreement, or the transactions contemplated hereby or thereby are consummated, subject the Bank or subject any officer, director, shareholder or employee of the Bank to criminal or civil liability. No action or proceeding before any court or governmental authority, domestic or foreign, by any government or governmental authority or by any other person, domestic or foreign, shall be threatened, instituted or pending that would reasonably be expected to result in any of the consequences referred to in clauses (a) through
(c) above.

     SECTION 7.05  Opinion of Legal Counsel to CBI.  The Bank shall have
                   -------------------------------
received an opinion of counsel to CBI in connection with the transactions contemplated by this Agreement, dated as of the Closing Date and addressed to the Bank, as described in Exhibit "C".
                          -----------


                                 ARTICLE VIII.
                CONDITIONS PRECEDENT TO THE OBLIGATIONS OF CBI

     All obligations of CBI under this Agreement are subject to the fulfillment, prior to or at the Closing, of each of the following conditions, any or all of which may be waived in whole or in part by CBI.

     SECTION 8.01  Compliance with Representations, Warranties and Agreements.
                   ----------------------------------------------------------
All representations and warranties made by the Bank or Smith in this Agreement or in any document or schedule delivered to CBI pursuant hereto shall have been true and correct when made and shall be true and correct as of the Closing with the same force and effect as if such representations and warranties were made at and as of the Closing, except with respect to those representations and warranties specifically made as of an earlier date (in which case such representations and warranties shall be true as of such earlier date). The Bank shall have performed or complied in all material respects with all agreements, terms, covenants and conditions required by this Agreement to be performed or complied with by the Bank prior to or at the Closing.

     SECTION 8.02  Shareholder Approvals.  The holders of at least a majority of
                   ---------------------
the Bank Stock entitled to vote on the Merger and the Merger Agreement shall have approved the Merger and the Merger Agreement.

     SECTION 8.03  Government and Other Approvals.  CBI and the Bank shall have
                   ------------------------------
received approvals, acquiescence or consents (including any approvals, acquiescence or consents that may be required in order to fulfill the transactions contemplated by Section 5.03), all on terms and conditions acceptable to CBI, of the transactions contemplated by this Agreement and the Merger

Agreement from all necessary governmental agencies and authorities, including but not limited to the Federal Reserve, the FDIC, the TSLD, the OTS and the TDB, and all applicable waiting periods shall have expired, and CBI or the Bank shall have received the approvals and consents of all third parties required to consummate this Agreement and the other agreements contemplated hereby, including, but not limited to, the Merger Agreement and the transactions contemplated hereby and thereby, including all consents described on Schedules
3.08 and 4.05. Such approvals and the transactions contemplated hereby shall not have been contested or threatened to be contested by any Federal or state governmental authority or by any other third party (except shareholders asserting statutory dissenters' appraisal rights) by formal proceedings. It is understood that, if such contest is brought by formal proceedings, CBI may, but shall not be obligated to, answer and defend such contest or otherwise pursue this transaction over such objection.

     SECTION 8.04  No Litigation.  Except as expressly permitted by the terms of
                   -------------
this Agreement, no action shall have been taken, and no statute, rule, regulation or order shall have been promulgated, enacted, entered, enforced or deemed applicable to this Agreement, the Merger, or the transactions contemplated hereby or thereby by any Federal, state or foreign government or governmental authority or by any court, domestic or foreign, including the entry of a preliminary or permanent injunction, that would (a) make this Agreement or any other agreement contemplated hereby, including, but not limited to, the Merger Agreement, or the transactions contemplated hereby or thereby illegal, invalid or unenforceable, (b) require the divestiture of a material portion of the assets of the Bank, (c) impose material limits in the ability of any party to this Agreement to consummate the Agreement or any other agreement contemplated hereby, including, but not limited to, the Merger Agreement, or the transactions contemplated hereby or thereby, (d) otherwise result in a Material Adverse Change or (e) if this Agreement or any other agreement contemplated hereby, including, but not limited to, the Merger Agreement, or the transactions contemplated hereby or thereby are consummated, subject CBI or the New Bank or subject any officer, director, shareholder or employee of CBI or the New Bank to criminal or civil liability. No action or proceeding before any court or governmental authority, domestic or foreign, by any government or governmental authority or by any other person, domestic or foreign, shall be threatened, instituted or pending that would reasonably be expected to result in any of the consequences referred to in clauses (a) through (e) above.

     SECTION 8.05  Opinion of Legal Counsel to the Bank.  CBI shall have
                   ------------------------------------
received an opinion of counsel to the Bank in connection with the transactions contemplated by this Agreement, dated the Closing Date and addressed to CBI, as described in Exhibit "D".
             -----------

     SECTION 8.06  Accounting Treatment.  All accounting and tax treatment,
                   --------------------
entries and adjustments in connection with the transactions contemplated by this Agreement and the other agreements contemplated hereby shall be satisfactory to CBI, CBI shall not have received notification from any proper regulatory authority that CBI's accounting and tax treatment, entries and adjustments used in connection with the Merger are improper, and CBI shall not have been required by any such regulatory authority to make any accounting or tax adjustments that would constitute a Material Adverse Change.

     SECTION 8.07  Releases and Resignations.  CBI shall have received from each
                   -------------------------
of the directors of the Bank an instrument dated the Closing Date releasing the Bank from any and all claims of such directors (except to their deposits and accounts), the form of which is attached as Exhibit "E." CBI shall have
                                            ------------
received from each of the officers of the Bank an instrument dated the Closing Date releasing the Bank from any and all claims of such officers (except as to accrued compensation permitted by this Agreement and their deposits and accounts), the form of which is attached as Exhibit "F." Each of the directors
                                            ------------
of the Bank shall have delivered to CBI, if requested, their resignations as directors of the Bank, effective as of the Closing Date.

     SECTION 8.08  No Material Adverse Change.  There shall have been no
                   --------------------------
Material Adverse Change since September 30, 1995.

     SECTION 8.09  Special Assessment on the Bank's Deposits.  The Bank shall
                   -----------------------------------------
have either (i) paid the one-time special assessment, if any, relating to premiums for deposit insurance on Savings Association Insurance Fund-insured deposits, or (ii) if legislation has passed with respect to such assessment and the amount of such assessment can be determined, reserved the amount of such assessment on its financial statements; which amount shall not exceed $1,000,000, and CBI shall have received an opinion letter from its independent public accountants to the effect that such assessment will qualify as a tax-deductible expense to the Bank.


                                  ARTICLE IX.
                          TERMINATION AND ABANDONMENT

     SECTION 9.01  Right of Termination.  This Agreement and the transactions
                   --------------------
contemplated hereby may be terminated and abandoned at any time prior to or at the Closing (notwithstanding approval thereof by the shareholders of the Bank), as follows, and in no other manner:

          A. By the mutual consent of CBI and the Bank, duly authorized by the board of directors of each of CBI and the Bank.

          B. By either the Bank or CBI if the conditions precedent to such parties' obligations to close specified in Articles VII and VIII, respectively, hereof have not been met or waived and the Closing shall not have occurred by June 30, 1996, or such later date as has been approved by CBI and the Bank.

          C. By either CBI or the Bank if any of the transactions contemplated by this Agreement or the Merger Agreement are disapproved by any regulatory authority whose approval is required to consummate such transactions or if any court of competent jurisdiction in the United States or other United States (federal or state) governmental body shall have issued an order, decree or ruling or taken any other action restraining, enjoining, invalidating or otherwise prohibiting the Agreement or the transactions contemplated hereby and such order, decree, ruling or other action shall have been final and nonappealable.

          D. By CBI if it reasonably determines, in good faith and after consulting with counsel, that in all likelihood any necessary regulatory approval will not be obtained or will be obtained only upon a condition or conditions that make it inadvisable to proceed with the transactions contemplated by this Agreement.

          E.  By CBI if there shall have been any Material Adverse Change.

          F. By CBI if the Bank shall fail to comply in any material respect with any of its covenants or agreements contained in this Agreement or in any other agreement contemplated hereby, including, but not limited to, the Merger Agreement, and such failure shall not have been cured within a period of thirty (30) calendar days after notice from CBI, or if any of the representations or warranties of the Bank contained herein or therein shall be inaccurate in any material respect.

          G. By the Bank if CBI or the New Bank shall fail to comply in any material respect with any of their respective covenants or agreements contained in this Agreement or in any other agreement contemplated hereby, including, but not limited to, the Merger Agreement, and such failure shall not have been cured within a period of thirty (30) calendar days after notice from the Bank, or if any of the representations or warranties of CBI contained herein or therein shall be inaccurate in any material respect.

     SECTION 9.02  Notice of Termination.  The power of termination provided for
                   ---------------------
by Section 9.01 hereof may be exercised only by a notice given in writing, as provided in Section 12.06 of this Agreement.

     SECTION 9.03  Effect of Termination.  Without limiting any other relief to
                   ---------------------
which either party hereto may be entitled for breach of this Agreement, in the event of the termination and abandonment of this Agreement pursuant to the provisions of Section 9.01 hereof, no party to this Agreement shall have any further liability or obligation in respect of this Agreement, except for (a) liability of a party for expenses pursuant to Section 12.01 hereof, and (b) the provisions of Article XI hereof shall remain applicable.

                                  ARTICLE X.
                           SURVIVAL; INDEMNIFICATION

     SECTION 10.01  Survival of Representations and Warranties.  The parties
                    ------------------------------------------
hereto agree that all of their respective representations and warranties contained in this Agreement shall survive for a period of eighteen (18) months after the Closing Date.

     SECTION 10.02  Indemnification.  Smith agrees to indemnify and hold
                    ---------------
harmless CBI and each of its Subsidiaries, parents, Affiliates, directors, officers, shareholders, employees and agents (each an "Indemnified Person" and collectively the "Indemnified Persons") from, against and with respect to any and all liabilities, losses, damages, deficiencies, judgments, costs, expenses (including, without limitation, the fees and expenses of counsel), and interest or penalties (collectively, "Losses") resulting from (i) any inaccuracy or any breach of any representation or warranty made by Smith in this Agreement or any schedule, certificate or other document delivered pursuant hereto or thereto or as part of the transactions contemplated hereby or thereby, and (ii) the failure of Smith to perform any agreement or covenant required to be performed by Smith pursuant to this Agreement, the Merger Agreement or any other instrument or agreement contemplated hereby or thereby, provided, however, that Smith's liability for all Losses shall not exceed the pro rata portion of the Merger Consideration received by Smith pursuant to the terms of this Agreement.

     SECTION 10.03  Procedure for Indemnification.  CBI shall, within ten (10)
                    -----------------------------
business days after the service of process in a lawsuit or within thirty (30) calendar days after CBI acquires knowledge of a claim covered by the indemnities under Section 10.02 of this Agreement, give written notice to Smith, describing the lawsuit or claim and the estimated amount thereof; provided, however, that any failure by CBI to give the foregoing written notice within such period shall not affect the indemnities under Section 10.02 to the extent Smith is not actually prejudiced by such failure. Upon receipt of such notice, Smith shall be entitled, at her cost and expense: (i) to assume responsibility and control of the defense, compromise or settlement of any judicial proceeding that involves solely a claim for one or more liabilities for which indemnity may be sought hereunder, provided, however, that if Smith elects to assume such responsibility and control and such claim is finally resolved by settlement or final and nonappealable proceedings that result in no liability to the Bank or the Indemnified Persons, then CBI shall reimburse Smith for the attorneys fees and costs of Smith for defending against such claim, and (ii) in any other case, to be consulted by CBI (who shall consider in good faith all requests of Smith with respect to all such proceedings) with respect to proceedings subject to control of CBI. For so long as Smith is contesting any such claim in good faith and by appropriate proceedings, Smith shall not be required to make payment under this provision to CBI. If Smith is controlling the conduct of any such proceeding, Smith shall, on request of CBI, provide to CBI, at reasonable intervals, a summary of any developments respecting such proceeding that have occurred since the date of the last such summary so provided to CBI. CBI may participate at its own expense in any judicial proceeding controlled by Smith pursuant to the preceding provision. CBI shall supply Smith with such information requested by Smith as in the reasonable opinion of counsel to Smith is necessary and advisable for Smith to control and conduct the defense of any proceeding, to prosecute any counterclaim or to participate in any proceeding to the extent permitted by this provision and shall cooperate with Smith in the conduct of the defense and the assertion of any counterclaim in any such proceeding. CBI shall not enter into any settlement or other compromise with respect to any liability as to which indemnity may be sought without the prior written consent of Smith, which consent shall not be unreasonably withheld.

     SECTION 10.04  Limitation on Indemnity with Respect to Time.  The
                    --------------------------------------------
indemnification obligations under Section 10.02 of this Agreement shall expire eighteen (18) months after the Closing Date, unless prior to the expiration of such eighteen-month period, CBI provides Smith with a notice of claim ("Notice of Claim") for indemnification arising under the terms of Section 10.02 of this Agreement. For a period of ninety (90) days after any Notice of Claim is sent to Smith, Smith and CBI shall negotiate in good faith to determine whether the Indemnified Persons are entitled to indemnification regarding the matters set forth in the Notice of Claim.

     SECTION 10.04  ARBITRATION.  IF CBI AND SMITH, WITHIN NINETY (90) DAYS OF
                    -----------
THE DATE WHEN A NOTICE OF CLAIM WAS SENT TO SMITH, FAIL TO AGREE UPON WHETHER THE INDEMNIFIED PERSONS ARE ENTITLED TO INDEMNIFICATION WITH RESPECT TO THE MATTERS CONTAINED IN SUCH NOTICE OF CLAIM, THE PARTIES SHALL SUBMIT THE MATTER TO BINDING ARBITRATION ADMINISTERED BY THE AMERICAN ARBITRATION ASSOCIATION (THE "AAA"), IN ACCORDANCE WITH THE TERMS OF THIS AGREEMENT AND THE COMMERCIAL ARBITRATION RULES OF THE AAA. In the event of any inconsistency between this Agreement and such rules, this Agreement shall control. There is no agreement among the parties to arbitrate any dispute or matter other than the issue Indemnified Persons are entitled to indemnification pursuant to Article X of this Agreement.


                                  ARTICLE XI.
                            CONFIDENTIAL INFORMATION

     SECTION 11.01  Definition of "Recipient," "Disclosing Party,"
                    ----------------------------------------------
"Representative" and "Person".  For purposes of this Article XI, the term
-----------------------------
"Recipient" shall mean the party receiving the Subject Information (as defined in Section 11.02) and the term "Disclosing Party" shall mean the party furnishing the Subject Information. The terms "Recipient" or "Disclosing Party", as used herein, include: (1) all persons and entities related to or affiliated in any way with the Recipient or the Disclosing Party, as the case may be, and (2) any person or entity controlling, controlled by or under common control with the Recipient or the Disclosing Party, as the case may be. The term "Representative" as used herein, shall include all directors, officers, shareholders, employees, representatives, advisors, attorneys, accountants and agents of any of the foregoing. The term "person" as used in this Article XI shall be broadly interpreted to include, without limitation, any corporation, company, group, partnership, governmental agency or individual.

     SECTION 11.02  Definition of "Subject Information".  For purposes of this
                    -----------------------------------
Article XI, the term "Subject Information" shall mean all information furnished to the Recipient or its

Representatives (whether prepared by the Disclosing Party, its Representatives or otherwise and whether or not identified as being nonpublic, confidential or proprietary) by or on behalf of the Disclosing Party or its Representatives relating to or involving the business, operations or affairs of the Disclosing Party or otherwise in possession of the Disclosing Party. The term "Subject Information" shall not include information that (i) was already in the Recipient's possession at the time it was first furnished to Recipient by or on behalf of Disclosing Party, provided that such information is not known by the Recipient to be subject to another confidentiality agreement with or other obligation of secrecy to the Disclosing Party, its Subsidiaries or another party, or (ii) becomes generally available to the public other than as a result of a disclosure by the Recipient or its Representatives, or (iii) becomes available to the Recipient on a non-confidential basis from a source other than the Disclosing Party, its Representative or otherwise, provided that such source is not known by the Recipient to be bound by a confidentiality agreement with or other obligation of secrecy to the Disclosing Party, its Representative or another party.

     SECTION 11.03  Confidentiality.  Each Recipient hereby agrees that the
                    ---------------
Subject Information will be used solely for the purpose of reviewing and evaluating the transactions contemplated by this Agreement and the other agreements contemplated hereby, including the Merger Agreement, and that the Subject Information will be kept confidential by the Recipient and the Recipient's Representatives; provided, however, that (i) any of such Subject Information may be disclosed to the Recipient's Representatives (including, but not limited to, the Recipient's accountants, attorneys and investment bankers) who need to know such information for the purpose of evaluating any such possible transaction between the Disclosing Party and the Recipient (it being understood that such Representatives shall be informed by the Recipient of the confidential nature of such information and that the Recipient shall direct and cause such persons to treat such information confidentially); and (ii) any disclosure of such Subject Information may be made to which the Disclosing Party consents in writing prior to any such disclosure by Recipient.

     SECTION 11.04  Securities Law Concerns.  Each Recipient hereby acknowledges
                    -----------------------
that the Recipient is aware, and the Recipient will advise the Recipient's Representatives who are informed as to the matters that are the subject of this Agreement, that the United States securities laws prohibit any person who has received material, non-public information from an issuer of securities from purchasing or selling securities of such issuer or from communicating such information to any other person under circumstances in which it is reasonably foreseeable that such person is likely to purchase or sell such securities.

     SECTION 11.05  Return of Subject Information.  In the event of termination
                    -----------------------------
of this Agreement or the Merger Agreement, for any reason, the Recipient shall promptly return to the Disclosing Party all written material containing or reflecting any of the Subject Information other than information contained in any application, notice or other document filed with any governmental agency and not returned to the Recipient by such governmental agency. In making any such filing, the Recipient will request confidential treatment of such Subject Information included in any application, notice or other document filed with any governmental agency.

     SECTION 11.06  Specific Performance/Injunctive Relief.  Each Recipient
                    --------------------------------------
acknowledges that the Subject Information constitutes valuable, special and unique property of the Disclosing Party critical to its business and that any breach of Article XI of this Agreement by it will give rise to irreparable injury to the Disclosing Party that is not compensable in damages. Accordingly, each Recipient agrees that the Disclosing Party shall be entitled to obtain specific performance and/or injunctive relief against the breach or threatened breach of Article XI of this Agreement by the Recipient or its Representatives. Each Recipient further agrees to waive, and use its reasonable efforts to cause its Representatives to waive, any requirement for the securing or posting of any bond in connection with such remedies. Such remedies shall not be deemed the exclusive remedies for a breach of Article XI of this Agreement, but shall be in addition to all other remedies available at law or in equity to the Disclosing Party.


                                  ARTICLE XII.
                                 MISCELLANEOUS

     SECTION 12.01  Expenses.  The Bank shall pay all of its expenses and costs
                    --------
(including, without limitation, all counsel fees and expenses), and CBI shall pay all of its expenses and costs (including, without limitation, all counsel fees and expenses), incurred in connection with this Agreement and the consummation of the transactions contemplated hereby.

     SECTION 12.02  Brokerage Fees and Commissions.  CBI hereby represents to
                    ------------------------------
the Bank and Smith that no agent, representative or broker has represented CBI in connection with the transactions described in this Agreement, and CBI hereby agrees to indemnify and hold the Bank and Smith harmless for any amounts owed to any agent, representative or broker as a result of any actions taken by CBI in connection with the negotiation or execution of this Agreement. The Bank and Smith hereby represent to CBI that Sheshunoff is the only agent, representative or broker that has represented the Bank, Smith or any or all of the shareholders of the Bank in connection with the transactions described in this Agreement. Smith hereby agrees to indemnify and hold CBI harmless for any amounts owed to any agent, representative or broker as a result of any actions taken by the Bank or Smith in connection with the negotiation or execution of this Agreement.

     SECTION 12.03  Entire Agreement.  This Agreement and the other agreements,
                    ----------------
documents, schedules and instruments executed and delivered by the parties to each other at the Closing constitute the full understanding of the parties, a complete allocation of risks between them and a complete and exclusive statement of the terms and conditions of their agreement relating to the subject matter hereof and supersede any and all prior agreements, whether written or oral, that may exist between the parties with respect thereto. Except as otherwise specifically provided in this Agreement, no conditions, usage of trade, course of dealing or performance, understanding or agreement purporting to modify, vary, explain or supplement the terms or conditions of this Agreement shall be binding unless hereafter or contemporaneously herewith made in writing and signed by the party to be bound, and no modification shall be effected by the acknowledgment or acceptance of documents containing terms or conditions at variance with or in addition to those set forth in this Agreement.

     SECTION 12.04  Further Cooperation.  The parties agree that they will, at
                    -------------------
any time and from time to time after the Closing, upon reasonable, good faith request by the other and without further consideration, do, perform, execute, acknowledge and deliver all such further acts, deeds, assignments, assumptions, transfers, conveyances, powers of attorney, certificates and assurances as may be reasonably required in order to fully consummate the transactions contemplated hereby in accordance with this Agreement or to carry out and perform any undertaking made by the parties hereunder.

     SECTION 12.05  Severability.  In the event that any provision of this
                    ------------
Agreement is held to be illegal, invalid or unenforceable under present or future laws, then (a) such provision shall be fully severable and this Agreement shall be construed and enforced as if such illegal, invalid or unenforceable provision were not a part hereof; (b) the remaining provisions of this Agreement shall remain in full force and effect and shall not be affected by such illegal, invalid or unenforceable provision or by its severance from this Agreement; and
(c) there shall be added automatically as a part of this Agreement a provision as similar in terms to such illegal, invalid or unenforceable provision as may be possible and still be legal, valid and enforceable.

     SECTION 12.06  Notices.  Any and all payments (other than payments at the
                    -------
Closing), notices, requests, instructions and other communications required or permitted to be given under this Agreement after the date hereof by any party hereto to any other party may be delivered personally or by nationally recognized overnight courier service or sent by mail or (except in the case of payments) by telex or facsimile transmission, at the respective addresses or transmission numbers set forth below and shall be effective (a) in the case of personal delivery, telex or facsimile transmission, when received; (b) in the case of mail, upon the earlier of actual receipt or five (5) business days after deposit in the United States Postal Service, first class certified or registered mail, postage prepaid, return receipt requested; and (c) in the case of nationally-recognized overnight courier service, one (1) business day after delivery to such courier service together with all appropriate fees or charges and instructions for such overnight delivery. The parties may change their respective addresses and transmission numbers by written notice to all other parties, sent as provided in this Section 12.06. All communications must be in writing and addressed as follows:

          IF TO THE BANK:

               Ms. Vicki Weinberg
               Chairperson of the Board
               First American Savings Bank, S.S.B.
               1903 Central Drive
               Bedford, Texas 76021
               Telecopy:  (817) 267-9861

          WITH A COPY TO:

               Mr. John T. Lynch, IV
               Adams, Lynch & Loftin, P.C.
               1903 Central Drive, Suite 400
               Bedford, Texas  76021-5872
               Telecopy:  (817) 571-2947

          IF TO SMITH:

               Ms. Patsy R. Smith
               1903 Central Drive
               Bedford, Texas  76021
               Telecopy:  (817) 354-4208

          WITH A COPY TO:

               Mr. John T. Lynch, IV
               Adams, Lynch & Loftin, P.C.
               1903 Central Drive, Suite 400
               Bedford, Texas  76021-5872
               Telecopy:  (817) 571-2947

          IF TO CBI:

               Mr. Stuart W. Murff
               President
               Central Bancorporation, Inc.
               777 West Rosedale
               P.O. Box 3210
               Fort Worth, Texas 76113-3210
               Telecopy:  (817) 347-8100

          WITH A COPY TO:

               Mr. Charles E. Greef
               Jenkens & Gilchrist,
               a Professional Corporation
               1445 Ross Avenue, Suite 3200
               Dallas, Texas  75202-2799
               Telecopy:  (214) 855-4300

     SECTION 12.07  GOVERNING LAW.  THIS AGREEMENT SHALL BE CONSTRUED IN
                    -------------
ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF TEXAS (INCLUDING THOSE LAWS RELATING TO CHOICE OF LAW) APPLYING TO CONTRACTS ENTERED INTO AND TO BE PERFORMED WITHIN THE STATE OF TEXAS, WITHOUT REGARD FOR THE PROVISIONS THEREOF REGARDING CHOICE OF LAW. VENUE FOR ANY CAUSE OF ACTION ARISING FROM THIS AGREEMENT SHALL LIE IN FORT WORTH, TEXAS.

     SECTION 12.08  Multiple Counterparts.  For the convenience of the parties
                    ---------------------
hereto, this Agreement may be executed in multiple counterparts, each of which shall be deemed an original, and all counterparts hereof so executed by the parties hereto, whether or not such counterpart shall bear the execution of each of the parties hereto, shall be deemed to be, and shall be construed as, one and the same Agreement. A telecopy or facsimile transmission of a signed counterpart of this Agreement shall be sufficient to bind the party or parties whose signature(s) appear thereon.

     SECTION 12.09  Certain Definitions.
                    -------------------

          A.   A.   "Affiliate" means, with respect to any person or entity, any person or entity that, directly or indirectly, controls, is controlled by, or is under common control with, such person or entity in question. For the purposes of this definition, "control" (including, with correlative meaning, the terms "controlled by" and "under common control with") as used with respect to any person or entity, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such person or entity, whether through the ownership of voting securities or by contract or otherwise.

          B. "Subsidiary" means, when used with reference to an entity, any corporation, a majority of the outstanding voting securities of which are owned directly or indirectly by such entity or any partnership, joint venture or other enterprise in which any entity has, directly or indirectly, any equity interest.

          C. "Material Adverse Change" means any material adverse change in the financial condition, assets, properties, liabilities (absolute, accrued, contingent or otherwise), reserves, business or results of operations or prospects of the Bank and specifically includes any change that reduces the shareholders' equity of the Bank by an amount equalling or exceeding $100,000.

          D. "Environmental Laws" mean all federal, state and local laws, regulations, statutes, ordinances, codes, rules, decisions, orders or decrees relating or pertaining to the public health and safety or the environment, or otherwise governing the generation, use, handling, collection, treatment, storage, transportation, recovery, recycling, removal, discharge or disposal of Hazardous Materials, including, without limitation, the Solid Waste Disposal Act, 42 U.S.C. 6901 et seq., as
                                                              -------
     amended ("SWDA," also known as "RCRA" for a subsequent amending act), (b) the Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S.C. (S)9601 et seq., as amended ("CERCLA"), (c) the Clean Water Act,
                       -------
     33 U.S.C. (S)1251 et seq., as amended ("CWA"), (d) the Clean Air Act, 42
                       -------
     U.S.C. (S)7401 et seq., as amended ("CAA"), (e) the Toxic Substances
                    -------
     Control Act, 15 U.S.C. (S)2601 et seq., as amended ("TSCA"), (f) the
                                    -------
     Emergency Planning and Community Right to Know Act, 15 U.S.C. (S)2601 et
                                                                           --
     seq., as amended ("EPCRKA"), and (g) the Occupational Safety and Health
     ----
     Act, 29 U.S.C. (S) 651 et seq., as amended.
                            ------

          E. "Hazardous Material" means, without limitation, (a) any "hazardous wastes" as defined under RCRA, (b) any "hazardous substances" as defined under CERCLA, (c) any toxic pollutants as defined under CWA, (d) any hazardous air pollutants as defined under CAA, (e) any hazardous chemicals as defined under TSCA, (f) any hazardous substances or extremely hazardous substances as defined under EPCRKA, (g) asbestos, (h) polychlorinated biphenyls, (i) underground storage tanks, whether empty, filled or partially filled with any substance, (j) any substance the presence of which on the property in question is prohibited under any Environmental Law, and (k) any other substance which under any Environmental Law requires special handling or notification of or reporting to any federal, state or local governmental entity in its generation, use, handling, collection, treatment, storage, re-cycling, treatment, transportation, recovery, removal, discharge or disposal.

     SECTION 12.10  Specific Performance.  Each of the parties hereto
                    --------------------
acknowledges that the other parties would be irreparably damaged and would not have an adequate remedy at law for money damages in the event that any of the covenants contained in this Agreement were not performed in accordance with its terms or otherwise were materially breached. Each of the parties hereto therefore agrees that, without the necessity of proving actual damages or posting bond or other security, the other party shall be entitled to temporary and/or permanent injunction or injunctions to prevent breaches of such performance and to specific enforcement of such covenants in addition to any other remedy to which they may be entitled, at law or in equity.

     SECTION 12.11  Attorneys' Fees and Costs.  In the event attorneys' fees or
                    -------------------------
other costs are incurred to secure performance of any of the obligations herein provided for, or to establish damages for the breach thereof, or to obtain any other appropriate relief, whether by way of prose-cution or defense, the prevailing party shall be entitled to recover reasonable attorneys' fees and costs incurred therein.

     SECTION 12.12  Rules of Construction.  Each use herein of the masculine,
                    ---------------------
neuter or feminine gender shall be deemed to include the other genders. Each use herein of the plural shall include the singular and vice versa, in each case as the context requires or as it is otherwise appropriate. The word "or" is used in the inclusive sense. All articles and sections referred to herein are articles and sections, respectively, of this Agreement and all exhibits and schedules referred to herein are exhibits and schedules, respectively, attached to this Agreement. Descriptive headings as to the contents of particular sections are for convenience only and shall not control or affect the meaning, construction or interpretation of any provision of this Agreement. Any and all schedules, exhibits, annexes, statements, reports, certificates or other documents or instruments referred to herein or attached hereto are and shall be incorporated herein by reference hereto as though fully set forth herein verbatim.

     SECTION 12.13  Binding Effect; Assignment.  All of the terms, covenants,
                    --------------------------
representations, warranties and conditions of this Agreement shall be binding upon, and inure to the benefit of and be enforceable by, the parties hereto and their respective successors, representatives and permitted assigns. Nothing expressed or referred to herein is intended or shall be construed to give any person other than the parties hereto any legal or equitable right, remedy or claim under or in respect of this Agreement, or any provision herein contained, it being the intention of the parties hereto that this Agreement, the assumption of obligations and statements of responsibilities hereunder, and all other conditions and provisions hereof are for the sole benefit of the parties to this Agreement and for the benefit of no other person. Nothing in this Agreement shall act to relieve or discharge the obligation or liability of any third party to any party to this Agreement, nor shall any provision give any third party any right of subrogation or action over or against any party to this Agreement. No party to this Agreement shall assign this Agreement, by operation of law or otherwise, in whole or in part, without the prior written consent of the other parties. Any assignment made or attempted in violation of this Section 12.13 shall be void and of no effect.

     SECTION 12.14  Public Disclosure.  Neither CBI nor the Bank will make,
                    -----------------
issue or release any announcement, statement, press release, acknowledgment or other public disclosure of the existence of, or reveal the terms, conditions or the status of, this Agreement or the transactions contemplated hereby without the prior written consent of the other parties to this Agreement; provided, however, that notwithstanding the foregoing, CBI and the Bank will be permitted to make any public disclosures or governmental filings as legal counsel may deem necessary to maintain compliance with or to prevent violations of applicable federal or state laws or regulations or that may be necessary to obtain regulatory approval for the transactions contemplated hereby.

     SECTION 12.15  Extension; Waiver.  At any time prior to the Closing Date,
                    -----------------
the parties may (i) extend the time for the performance of any of the obligations or other acts of the other parties hereto, (ii) waive any inaccuracies in the representations and warranties contained herein or in any document, certificate or writing delivered pursuant hereto, or (iii) waive compliance with any of the agreements or conditions contained herein. Such action shall be evidenced by a signed written notice given in the manner provided in Section
12.06 hereof. No party to this Agreement shall by any act (except by a written instrument given pursuant to Section 12.06 hereof) be deemed to have waived any right or remedy hereunder or to have acquiesced in any breach of any of the terms and conditions hereof. No failure to exercise, nor any delay in exercising any right, power or privilege hereunder by any party hereto shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver of any party of any right or remedy on any one occasion shall not be construed as a bar to any right or remedy that such party would otherwise have on any future occasion or to any right or remedy that any other party may have hereunder.

     SECTION 12.16  Amendments.  To the extent permitted by applicable law, this
                    ----------
Agreement may be amended by action taken by or on behalf of the Board of Directors of CBI and the Bank at any time before or after adoption of this Agreement by the shareholders of the Bank but, after any submission of this Agreement to such shareholders for approval, no amendment shall be made that (i) decreases the consideration to be paid for the Bank Stock as set forth in
Section 1.05 or that materially and adversely affects the rights of the shareholders of the Bank hereunder without the requisite approval of such shareholders, or (ii) materially and adversely affects the rights or obligations of Smith hereunder without the approval of Smith. This Agreement may be amended, modified or supplemented only by an instrument in writing executed by the party against which enforcement of the amendment, modification or supplement is sought.

     IN WITNESS WHEREOF, CBI and the Bank have caused this Agreement to be executed by their duly authorized officers and Smith has executed this Agreement as of the date first above written.


                                   CENTRAL BANCORPORATION, INC.


                                   By: /s/ Stuart W. Murff
                                       ----------------------------------------
                                       Stuart W. Murff,President



                                   FIRST AMERICAN SAVINGS BANK, S.S.B.


                                   By: /s/ Vicki S. Weinberg
                                       ----------------------------------------
                                       Name: Vicki S. Weinberg
                                       Title: Chairperson of the Board



                                   SMITH

                                   /s/ Patsy R. Smith
                                   --------------------------------------------
                                   Patsy R. Smith

List of exhibits and schedules to Agreement and Plan of Reorganization by and between Central Bancorporation, Inc. and First American Savings Bank, S.S.B. and joined in by Patsy R. Smith, dated as of November 9, 1995, which are not filed herewith:


    EXHIBIT       DESCRIPTION
--------------------------------------------------------------------------------
       A          Merger Agreement
       B          Voting Agreement and Irrevocable Proxy
       C          Opinion of Counsel of CBI
       D          Opinion of Counsel to the Bank
       E          Form of Release to Be Executed by Directors
       F          Form of Release to Be Executed by Officers

    SCHEDULE      DESCRIPTION
--------------------------------------------------------------------------------
      3.01        Subsidiaries and Affiliates
      3.04        Compliance with Laws, Permits and Instruments
      3.05        Special or Nonrecurring Income
      3.06        Undisclosed Liabilities
      3.07        Litigation
      3.08        Consents and Approvals
      3.09        Liens, Mortgages, Security Interests and Encumbrances
      3.10        Certain Changes or Events
      3.11        Contracts
      3.12        Tax Matters
      3.13        Insurance Matters
      3.16        Transactions With Insiders
      3.17        Credit Information
      3.18        Condition of Assets
      3.19        Environmental Compliance
      3.20        Regulatory Compliance
      3.29        Employee Relationships
      3.30        Employee Benefit Plans
      4.05        Consents and Approvals
      5.08        Designees of CBI
      5.16        Proxies

The registrant will furnish supplementally a copy of any omitted exhibit or schedule to the Securities and Exchange Commission upon request.

                                                                    EXHIBIT 2.02

                         AGREEMENT AND PLAN OF MERGER

     THIS AGREEMENT AND PLAN OF MERGER (the "Merger Agreement"), is made as of the 23rd day of January, 1996, by and between NEW BEDFORD BANK, S.S.B., BEDFORD, TEXAS, an interim Texas savings bank (the "New Bank"), and FIRST AMERICAN SAVINGS BANK, S.S.B., a Texas savings bank (the "Bank"), and joined in by CENTRAL BANCORPORATION, INC., a Texas corporation ("CBI").


                             W I T N E S S E T H:
                             -------------------

     A. The Bank is a Texas savings bank duly organized and existing under the laws of the State of Texas, having its principal office in the City of Bedford, County of Tarrant, State of Texas, with authorized capital stock consisting of 1,000,000 shares of common stock, par value $8.00 per share, authorized (the "Bank Stock"), of which 343,680 shares are issued and outstanding;

     B. The New Bank is an interim Texas savings bank duly organized and existing under the laws of the State of Texas, having its principal office in the City of Fort Worth, County of Tarrant, State of Texas, with authorized capital stock consisting of 1,000 shares of common stock, par value $1.00 per share (the "New Bank Stock"), all of which are issued and outstanding;

     C. A majority of the Boards of Directors of each of the Bank and the New Bank, pursuant to the authority given by and in accordance with the provisions of Tex. Rev. Civ. Stat. Ann. art. 489e (S) 3.03 (West Supp. 1995) ("Article 489e"), has approved this Merger Agreement under which the New Bank shall be merged with and into the Bank (the "Merger") and have authorized the execution hereof; and the Board of Directors of CBI has approved this Merger Agreement, authorized CBI to join in and be bound by this Merger Agreement, and authorized the undertakings herein made by CBI;

     D. As and when required by the provisions of this Merger Agreement, all such action as may be necessary or appropriate shall be taken by the New Bank, the Bank and CBI in order to consummate the Merger;

     NOW, THEREFORE, in consideration of the premises, the Bank and the New Bank, joined by CBI, hereby agree that the New Bank shall be merged with and into the Bank on the following terms and conditions:

     1.  Merger of the New Bank and the Bank.  At the Effective Date (as defined
         -----------------------------------
in Section 14), the New Bank shall be merged with and into the Bank pursuant to the provisions of Article 489e.

     2.  Effects of the Merger.  The Merger shall have the effects set forth in
         ---------------------
Article 489e. At the Effective Date (as defined in Section 14), the corporate existence of the New Bank and the Bank shall be merged into and continued in the bank resulting from the Merger (the "Resulting Bank"), the separate corporate existence of the Bank and the New Bank shall cease and the Resulting Bank shall be deemed to be the same corporation as the New Bank and the Bank. The name of the Resulting Bank shall be "First American Savings Bank, S.S.B." The existing offices and facilities of the Bank immediately preceding the Merger shall be the principal offices and facilities of the Resulting Bank following the Merger. At the Effective Date, all property of the New Bank and the Bank, including its duties, obligations, rights, titles and interests in and to all property of whatever kind, whether real, personal or mixed and things in action, and every right, privilege, interest and asset of any conceivable value or benefit then existing or pertaining to the New Bank or the Bank, or which would inure to either the New Bank or the Bank, immediately by operation of law and without any conveyance or transfer and without any further act or deed will vest in the Resulting Bank. At the Effective Date, the Resulting Bank will succeed to all the rights, obligations and relations of the New Bank and the Bank.

     3.  Articles of Incorporation and Bylaws.  The Articles of Incorporation
         ------------------------------------
and Bylaws of the Bank shall be the Articles of Incorporation and Bylaws of the Resulting Bank until the same shall be amended and changed as provided by law.

     4.  Directors and Officers.  The directors and officers of the Resulting
         ----------------------
Bank at the Effective Date shall be as set forth on Exhibit "A" to this
                                                    -----------
Agreement, and each of such persons shall hold office from the Effective Date until their respective successors are duly elected or appointed and qualified in the manner provided in the Articles of Incorporation and Bylaws of the Resulting Bank or as otherwise provided by law.

     5.  Conversion of the Bank Stock.  At the Effective Date:
         ----------------------------

          A. All holders of shares of the Bank Stock shall be entitled to receive from CBI, as of the Effective Date, an amount equal to $20,100,000 divided by the number of shares of Bank Stock issued and outstanding as of the Effective Date, for each share of Bank Stock owned by such holder at the Effective Date (the "Merger Consideration"), provided, however, that
     (i) if the Closing Date occurs after March 31, 1996, the Merger Consideration shall increase an amount equal to $5,000 divided by the number of shares of Bank Stock issued and outstanding as of the Effective Date, for each day from April 1, 1996, until the Closing Date, and (ii) if the amount of all payments, if any (the "Consulting Payments"), due and payable to Alex Sheshunoff and Company ("Sheshunoff") pursuant to the terms of that certain Consulting Agreement, dated to be effective June 28, 1995, between the Bank and Sheshunoff should exceed $350,000, the amount of the Merger Consideration shall be decreased by 66% of the amount by which such Consulting Payments exceed $350,000 divided by the number of shares of Bank Stock issued and outstanding as of the Effective Date.

          B. The number of shares of the common stock of the Bank outstanding at the Effective Date shall, at the Effective Date and by virtue of the Merger and without any action on the part of CBI or any other party as holder thereof, be converted into a like number of shares of common stock of the Resulting Bank with a par value of $8.00 per share, with the effect that the number of shares of the common stock of the Resulting Bank outstanding immediately after the Effective Date shall be equal to the aggregate number of shares of the Bank Stock outstanding immediately before the Effective Date. The authorized number of shares of common stock of the Resulting Bank shall be the same as the authorized number of shares of Bank Stock immediately prior to the Effective Date.

          C. The shares of the Bank Stock issued and outstanding at the Effective Date shall, by operation of law and without any action on the part of the holder thereof, unless dissenters' rights under applicable law are being exercised with respect thereto, be converted into the right to receive the consideration set forth in Section 5(A).

          D. On or following the Effective Date, each holder of the Bank Stock shall be required to surrender its shares of Bank Stock to the Bank, which shall act as exchange agent (the "Exchange Agent"), and upon such surrender, each such holder shall be entitled to receive from CBI an amount of cash as determined pursuant to Section 5(A). Until so surrendered, each such outstanding certificate representing shares of the Bank Stock shall be deemed for all purposes, subject only to dissenters' rights under applicable law, to evidence solely the right to receive such consideration from CBI described in Section 5(A).

     6.  Stock Transfer Books.  The stock transfer books of the New Bank shall
         --------------------
be closed as of the close of business at the Effective Date, and no transfer of record of any of the shares of the New Bank Stock shall take place thereafter.

     7.  Bank Shareholders' Meeting.  This Merger Agreement shall be submitted
         --------------------------
to the shareholders of the Bank at a meeting called to be held as promptly as practicable and to the sole shareholder of the New Bank by written consent of the sole shareholder. Upon approval by the requisite vote of the shareholders of the Bank and the approval of the sole shareholder of the New Bank, this Merger Agreement shall be made effective as soon as practicable thereafter in the manner provided in Section 14 hereof.

     8.  Delivery of Consideration.  The Exchange Agent shall send to each
         -------------------------
holder of the Bank Stock a letter of transmittal for use in exchanging such holder's certificates for the consideration set forth in Section 5(A). The Bank shall forward letters of transmittal to each of the shareholders of the Bank, addressed to the most current address of such shareholders accordingly to the records of the Bank, at least twenty (20) days prior to the Closing Date unless the Bank and CBI shall mutually agree to send such letters at a later date. If a holder of the Bank Stock surrenders the certificates representing shares of such stock and a properly executed letter of transmittal to the Exchange Agent at least ten (10) days prior to the Closing Date, then on the Closing Date, CBI shall pay to such shareholder the consideration set forth in Section 5(A), with respect to such shares of Bank Stock. If a holder of the Bank Stock surrenders the certificates representing shares of such stock and a properly executed letter of transmittal to the Exchange Agent at any time after ten (10) days prior to the Closing Date, then promptly, and in no event later than ten (10) days after receipt of such certificates and letter of transmittal, CBI shall pay to such shareholder the consideration set forth in Section 5(A), with respect to such shares of Bank Stock. If any record shareholder of the Bank is unable to locate any certificate evidencing the Bank Stock, such shareholder shall submit an Indemnity Agreement to the Exchange Agent in a form acceptable to CBI in lieu of such certificate. Notwithstanding the foregoing, neither the Exchange Agent nor any other party to this Agreement shall be liable to any holder of certificates representing the Bank Stock for any amount paid to a public official pursuant to any applicable abandoned property, escheat or similar law. No interest shall be payable with respect to the payment of the Merger Consideration.

     9.  Dissenters' Rights.  Any shareholder of the Bank who perfects his
         ------------------
dissenter's rights in accordance with Articles 5.11, 5.12 and 5.13 of the Texas Business Corporation Act shall be governed by such provisions of law.

     10.  Conditions to Consummation of the Merger.  All obligations of the
          ----------------------------------------
parties under this Merger Agreement are subject to the fulfillment, prior to or at the Closing, of each of the conditions precedent set forth in the Agreement and Plan of Reorganization, dated as of November 9, 1995 (the "Reorganization Agreement"), by and between CBI and the Bank and joined in by Patsy R. Smith (the "Reorganization Agreement"), any or all of which may be waived in whole or in part in the manner set forth in the Reorganization Agreement. Terms with their initial letter capitalized and not otherwise defined herein shall have the meanings given them in the Reorganization Agreement.

     11.  Termination.  This Merger Agreement may be terminated and abandoned at
          -----------
any time prior to or on the Closing Date, whether before or after action thereon by the shareholders of the Bank, pursuant to the terms and provisions of the Reorganization Agreement.

     12.  Effect of Termination.  In the event of the termination and
          ---------------------
abandonment of this Merger Agreement pursuant to the provisions of Section 11, the liability by reason of this Merger Agreement or the termination thereof shall be determined pursuant to the terms and provisions of the Reorganization Agreement, which terms and provisions are hereby incorporated herein by reference for all purposes.

     13.   Waiver, Amendment and Modification.  Any of the terms or conditions
           ----------------------------------
of this Merger Agreement may be waived at any time, whether before or after action thereon by the shareholders of the Bank by the party that is entitled to the benefits thereof. This Merger Agreement may be modified or amended at any time, whether before or after action thereon by the shareholders of the Bank, by CBI and the Bank; provided, however, that in no event may any amendment hereto be made after action by the shareholders of the Bank that decreases the value of the consideration to be received by the shareholders of the Bank specified in
Section 5 of this Merger Agreement or that materially and adversely affects the rights of the Bank's shareholders hereunder without the requisite approval of such shareholders. Any waiver, modification or amendment of this Merger Agreement shall be in writing.

     14.  Closing Date and Effective Date.  Subject to the terms, and upon
          -------------------------------
satisfaction on or before a mutually acceptable date (the "Closing Date") of all requirements of law, and the conditions specified in this Merger Agreement, the Merger shall become effective at the opening of business on the date specified in the certification to be issued by the Texas Savings and Loan Department of the Merger, such time being herein called the "Effective Date."

     15.  Multiple Counterparts.  For the convenience of the parties hereto,
          ---------------------
this Merger Agreement may be executed in multiple counterparts, each of which shall be deemed an original, and all counterparts hereof so executed by the parties hereto, whether or not such counterpart shall bear the execution of each of the parties hereto, shall be deemed to be, and shall be construed as, one and the same Merger Agreement. A telecopy or facsimile transmission of a signed counterpart of this Merger Agreement shall be sufficient to bind the party or parties whose signature(s) appear thereon.

     16.  Governing Law.  THIS MERGER AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE
          -------------
WITH AND GOVERNED BY THE LAWS OF THE STATE OF TEXAS.

     17.  Further Assurances.  Each party hereto agrees from time to time, as
          ------------------
and when requested by the other party hereto, or by its successors or assigns, to execute and deliver, or cause to be executed and delivered, all such deeds and instruments and to take or cause to be taken such further or other acts, either before or after the Effective Date, as may be reasonably and in good faith deemed necessary or desirable in order to vest in and confirm to the Resulting Bank title to and possession of any assets of the New Bank or the Bank acquired or to be acquired by reason of or as a result of the Merger and otherwise to carry out the intent and purposes hereof, and the officers and directors of the parties hereto are fully authorized in the name of their respective corporate names to take any and all such actions.

     18.  Severability.  In the event that any provision of this Merger
          ------------
Agreement is held to be illegal, invalid or unenforceable under present or future laws, then (a) such provision shall be fully severable and this Merger Agreement shall be construed and enforced as if such illegal, invalid or unenforceable provision were not a part hereof; (b) the remaining provisions of this Merger Agreement shall remain in full force and effect and shall not be affected by such illegal, invalid or unenforceable provision or by its severance from this Merger Agreement; and (c) there shall be added automatically as a part of this Merger Agreement a provision as similar in terms to such illegal, invalid or unenforceable provision as may be possible and still be legal, valid and enforceable.

     19.  Specific Performance.  Each of the parties hereto acknowledges that
          --------------------
the other parties would be irreparably damaged and would not have an adequate remedy at law for money damages in the event that any of the covenants contained in this Merger Agreement were not performed in accordance with its terms or otherwise were materially breached. Each of the parties hereto therefore agrees that, without the necessity of proving actual damages or posting bond or other security, the other party shall be entitled to temporary and/or permanent injunction or injunctions to prevent breaches of such performance and to specific enforcement of such covenants in addition to any other remedy to which they may be entitled, at law or in equity.

     20.   Rules of Construction.  Descriptive headings as to the contents of
           ---------------------
particular sections are for convenience only and shall not control or affect the meaning, construction or interpretation of any provision of this Merger Agreement. Unless otherwise indicated, all articles and sections referred to herein are articles and sections, respectively, of this Merger Agreement and all exhibits referred to herein are exhibits attached to this Merger Agreement.
Each use herein of the masculine, neuter or feminine gender shall be deemed to include the other genders. Each use herein of the plural shall include the singular and vice versa, in each case as the context requires or as it is otherwise appropriate. The word "or" is used in the inclusive sense.

     21.  Binding Effect; Assignment.  All of the terms, covenants,
          --------------------------
representations, warranties and conditions of this Merger Agreement shall be binding upon, and inure to the benefit of and be enforceable by, the parties hereto and their respective successors, representatives and permitted assigns. Nothing expressed or referred to herein is intended or shall be construed to give any person other than the parties hereto any legal or equitable right, remedy or claim under or in respect of this Merger Agreement, or any provision herein contained, it being the intention of the parties hereto that this Merger Agreement, the assumption of obligations and statements of responsibilities hereunder, and all other conditions and provisions hereof are for the sole benefit of the parties to this Merger Agreement and for the benefit of no other person. Nothing in this Merger Agreement shall act to relieve or discharge the obligation or liability of any third party to any party to this Merger Agreement, nor shall any provision give any third party any right of subrogation or action over or against any party to this Merger Agreement. No party to this Merger Agreement shall assign this Merger Agreement, by operation of law or otherwise, in whole or in part, without the prior written consent of the other parties. Any assignment made or attempted in violation of this Section 21 shall be void and of no effect.

     IN WITNESS WHEREOF, the Bank and the New Bank have caused this Merger Agreement to be executed by their duly authorized officers as of the date first above written, and the directors constituting a majority of the Board of Directors of each such bank have hereunto subscribed their names.

                                        FIRST AMERICAN SAVINGS BANK, S.S.B.
                                        BEDFORD, TEXAS


                                        By:   /s/ Jeffrey A. Peiper
                                              ---------------------------------
                                              Name:  Jeffrey A. Peiper
                                              Title: President/CEO
ATTEST:


/s/ Tammy S. Mooney
------------------------------
Name:  Tammy S. Mooney
Title: Corporate Secretary


/s/ Patsy R. Smith                                  /s/ Vicki S. Weinberg
------------------------------                      ----------------------------
Patsy R. Smith - Director                           Vicki S. Weinberg - Director


/s/ Milton H. Thomas                                /s/ D. Wayne Tidwell
------------------------------                      ----------------------------
Milton H. Thomas - Director                         D. Wayne Tidwell - Director


/s/ Joe W. Moore                                    /s/ Jeffrey A. Peiper
------------------------------                      ----------------------------
Joe W. Moore - Director                             Jeffrey A. Peiper - Director


                         A Majority of the Directors of
              FIRST AMERICAN SAVINGS BANK, S.S.B., BEDFORD, TEXAS

                                       NEW BEDFORD BANK, S.S.B.
                                       FORT WORTH, TEXAS


                                       By:   /s/ Michael J. Tyler
                                             ----------------------------------
ATTEST:                                      Michael J. Tyler, President


/s/ J. Andy Thompson
---------------------------------
J. Andy Thompson, Secretary


/s/ Danny Coleman                                   /s/ Brian W. Garrison
---------------------------------                   ----------------------------
Danny Coleman                                       Brian W. Garrison


/s/ Stuart W. Murff                                 /s/ J. Andy Thompson
---------------------------------                   ----------------------------
Stuart W. Murff                                     J. Andy Thompson


/s/ Michael J. Tyler
---------------------------------
Michael J. Tyler

                         A Majority of the Directors of
                  NEW BEDFORD BANK, S.S.B., FORT WORTH, TEXAS


     CBI hereby joins in the foregoing Merger Agreement, and undertakes that it will be bound thereby and will do and perform all acts and things therein referred to or provided to be done by it. IN WITNESS WHEREOF, CBI has caused this Merger Agreement to be executed by its duly authorized officers as of the date first above written.

                                          CENTRAL BANCORPORATION, INC.


                                          By:   /s/ Stuart Murff
                                                -------------------------------
ATTEST:                                         Stuart Murff, President


/s/ Wendy Jo Alvey
----------------------------
Name:
Title:

                                                                       EXHIBIT A

                          FIRST AMERICAN SAVINGS BANK


                        Proposed Directors and Officers
                        -------------------------------


DIRECTORS: (these are the same as the interim savings bank)

J. Andy Thompson...........................................Chairman and Director
Tom F. Turner.............................................President and Director
Michael J. Tyler....................Cashier and Corporate Secretary and Director
Danny Coleman...........................................................Director
Brian W. Garrison.......................................................Director


OFFICERS:

Danny Coleman...........................................Executive Vice President
James Prunty.....................................Executive Vice President Retail
Michael J. Tyler....................................Executive Vice President CFO
Becky Whitt.....................................Senior Vice President Operations
Bob Havran.................................................Senior Vice President
Richard Laxton.............................................Senior Vice President
Philip Summers.............................................Senior Vice President
Dana Williams.....................................................Vice President
Roy Williamson....................................................Vice President
Darla Sledge......................................................Vice President
Ed Prestridge...........................................Assistant Vice President


BRANCH MANAGERS:

Lonnie Ethridge...................................................Vice President
Angela Faires...........................................Assistant Vice President
Sara Bruns..............................................Assistant Vice President
Mary Chance.......................................................Branch Officer
Mark Hogard............................................Vice President Controller